UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

VMware, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition (the “Acquisition”) of Pivotal Software, Inc. (“Pivotal”) by VMware, Inc. (the “Company”), a Delaware corporation, and Raven Transaction Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated August 22, 2019, by and among the Company, Pivotal and Merger Sub:

(i)	Transcript of VMworld Strategy Session with VMware, Carbon Black and Pivotal Executives

(ii)	Supplemental Slides from VMworld Strategy Session with VMware, Carbon Black and Pivotal Executives

The items listed above were first used or made available on August 28, 2019.

Transcript of VMworld Strategy Session with VMware, Carbon Black and Pivotal Executives

THOMSON REUTERS STREETEVENTS

EDITED TRANSCRIPT

EVENT DATE/TIME: AUGUST 28, 2019 / 4:00PM GMT

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

C O R P O R A T E  P A R T I C I P A N T S

Patrick P. Gelsinger VMware, Inc. - CEO & Director

Paul Ziots VMware, Inc. - VP of IR

Rajiv Ramaswami VMware, Inc. - COO of Products & Cloud Services

Rangarajan Raghuram VMware, Inc. - COO of Products & Cloud Services

Ray O’Farrell VMware, Inc. - CTO & Executive VP

Robert C. Mee Pivotal Software, Inc. - CEO & Director

Sanjay J. Poonen VMware, Inc. - COO of Customer Operations

Shekar G. Ayyar VMware, Inc. - Executive VP and GM of Telco & Edge Cloud

Zane C. Rowe VMware, Inc. - CFO & Executive VP

Patrick Morley Carbon Black, Inc. - CEO, President & Director

Robert C. Mee Pivotal Labs, Inc. - Founder, CEO and President

P R E S E N T A T I O N

Paul Ziots - VMware, Inc. - VP of IR

Good morning, everyone. We’re going to go ahead and get started. We want to welcome everybody here to what you can see clearly on our slide is our strategy and product-oriented bus-tour style Q&A session here at VMworld.

2

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

So just a few comments to start this off. The format is going to be similar to prior years, with short verbal summaries from our executives, followed by interactive Q&A. We’re going to do as much Q&A here as possible. Except this year, we’re joined by Rob and Patrick, the CEOs of Pivotal and Carbon Black. As usual, Pat will start us off. He’ll do an overview. Then Raghu will make a brief summary of any of the VMworld announcements that Pat may not have covered. From there, we’ll have both Rob and Ray — don’t leave anything out, Pat. Raghu will be short. From there, we’ll have Rob and Ray talk about Pivotal. Then we’ll go into a Pivotal-specific Q&A. And then we’ll have Sanjay and Patrick cover Carbon Black and do a Q&A on Carbon Black.

Then, we’re going to bring up Pat, Zane, Raghu, Ray, Sanjay for a comprehensive Q&A, which will be the longest piece of the event today. But before we start, I have a fun statement here from our legal team. Statements made in these discussions today, which are not statements of historical fact, are forward-looking statements based on current expectations. These forward-looking statements include statements regarding VMware’s proposed acquisitions of Carbon Black and Pivotal. Actual results could differ materially from those projected due to a number of factors related to our ability to consummate the acquisitions as planned as well as additional risks, including those referenced in VMware’s most recent SEC filings on Forms 10-Q, 10-K and 8-K.

***

All right. With that, Pat is going to kick us off.

3

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Thank you, Paul, and thank you all for being here.

***

I think there has been extraordinary resonance to the things that we’ve talked about this week. And clearly, we’ll dig into the specific announcements, but the idea that we are with the Pivotal announcements and the Pacific and Tanzu announcement being able to deliver such a profound statement that all of the people, these hundreds of thousands of customers, these millions of operators, are now going to become Kubernetes. That’s a such powerful statement, right, that they’re going to be able to deliver and reinforce that unique position that in our strategy we said, any app and any cloud. This almost like blurs those together as never before, being able to satisfy the infrastructure, right, requirements of operationalize hard core at scale, while also being able to have the developer become the layer that they can actually be provisioning, managing, building their applications directly into the infra that they’re going to be operationalizing on at scale. And all of a sudden, these millions of VMware advocates, many of these people having built their careers on VMware are now able to reach across efficiently and deliver that developer environment for all of their crazy developers and their groups, companies, et cetera, superpowerful.

***

Obviously, with the Carbon Black acquisition, we believe that we are now in a position to meaningfully extend the intrinsic security inside of the platform. And for us, we’re excited, passionate about the ability to cement VMware’s position, because if you can combine security with infrastructure, while the value proposition that we deliver to customers dramatically goes up and they ain’t ever taken us out. And you become so sticky in the underlying infrastructure, I’ll say that while many aspects of what we do have great sustainability to customers, the idea of, I’ll say, networking and security are the 2 stickiest ones of them all. And those are the ones where you just become a fundamental piece of their infrastructure. So any cloud, any application and great expansion of the — any device, pieces of our strategy, a number of nice incremental announcements compared to the mega announcements, still good product improvements in terms of the management intelligence that are coming as part of those areas.

***

But the real thing that we’ve done is add, build and protect. So we’d say these 5 terms, build, run, manage, connect and protect, are the things now that we can walk into a enterprise business CIO and say, “We just do those for you.” And while we are not trying to be the app player, we’re not trying to be consumer, we’re not trying to be hardware, you need these things. You need a build partner, somebody who can help you build those next-generation of applications at scale. Then you have to operationalize those. You’ve have to run them. Of course, you need a rich set of management tools to provision, automate, diagnose them to be able to be connected in a multi-cloud world where those connection layers become more and more intrinsic to the applications themselves. And finally, building in protection as part of that solution set.

So those pieces taken together, we think, establish us in a very unique sustainable position. Of course, we have a lot of work to do. I think we’ve laid out now a complete and comprehensive vision, but one that — there was also a lot of things that we sort of say, “Yes, we’re going to do that,” and there is a whole lot of work to deliver against that. So we’re not confused and in some of the conversations, “Well, Pat, you’ve gone on a bit of a acquisition spree. Is this going to continue?” And my simple answer is, “Hey, we’re not saying we’re not going to do any acquisitions, but we got plenty to digest for a while.” So we’re going to really have our focus over the next period of time, very focused on integrating these. We have very powerful and aggressive use of how both Pivotal and Carbon Black get deeply integrated into the VMware capabilities. We do not view these as piece parts. Our customers are looking for us to integrate them into the management planes, into the data planes, into the integrated solution offerings that we’re providing and that’s very much going to be our focus for quite a number of quarters into the future.

***

4

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Rangarajan Raghuram - VMware, Inc. - COO of Products & Cloud Services

***

All right. So Pat laid out this framework of build, run, manage, connect and protect. These are all driven by clicking one level higher, right, and many of you talk to many enterprise CIOs as well as we do. And the conversation starts with the what, right, before we get here and the 3 or 4 whats that we hear most frequently about, one is, what kind of applications do I need going forward? The second is, what do I do with my existing application of state? Third is, what I do with my data centers? And then fourth is, what do I do about securities scares the hell out of me?

So if you look at our strategy, not just with these acquisitions in the last couple of years, it has been progressively making ourselves more and more relevant to each of these strategic what questions of these customers the CIOs are facing. And by the way, these are secularly questions. It’s not like just it’s for — it’s not like Y2K, it’s for a short period of time and it’s going to go away. These are questions that are going to be with the enterprises for the next decade or for the better part of next decade.

So when you think about why are we focusing on these things, it’s really trying to address these big what questions for the customers. And these turned to be the how. And then comes the question of where. And where is, again, depending on different customers, where could be AWS, it could be Azure, it could be on-prem, it could be at the Edge, it could be some combination of all of the above. And that’s why when we think about our mission, we say, look, if you can help our customers think about how they’re going to get their job done with respect to new applications, what are they going to do with respect to transforming their applications, transforming their data center, transforming their security regardless of any location meaning wherever this thing runs, then we’ll be in a very sound position. So that’s what led us to this strategy, and the build and the protect of the newest aspects of this where we want to directly own it.

So let me quickly walk through the key announcements on these — on each of these sections, starting with build.

Our build journey has been about now, I would say, the better part of 2.5, 3 years. And actually even beyond that when it was clear our vCA strategy was not working and Pat called a bunch of us and said, “Figure out what are we going to do about cloud and containers are intimately tied to cloud.” And so that’s been when we really started thinking about different ways of tackling this problem. But specifically, with respect to modern applications, many of you might remember we had an approach to embed some version of Docker and vSphere that didn’t work very well for some technical reasons. And by that time, it became clear to us that Kubernetes is becoming more and more relevant. As it was at the time to Rob and the Pivotal team as well as, which is why we started the PKS joint collaboration effort. And as we dug deeper and deeper into the Kubernetes domain, it was pretty clear that it was becoming the standard way by which you could run infrastructure across any cloud — applications in a consistent way across any clouds. It was becoming the foundation of infrastructure for modern apps. And then the question becomes – became a little management, which is why we acquired Heptio. Heptio was a company created by the founders of Kubernetes. And at the same time, Rob and team have been pivoting their product strategy to be more native Kubernetes as well. So the synergy was very strong.

5

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

And since we have decided Kubernetes was core to us, just like NSX is core to us and vSphere is core to us, Kubernetesis is core to us for the next decade. We want to own an end-to-end stack there, and the end-to-end stack in our view is to be able to help our customers build modern applications, run them and manage them.

So the build is why we’ve made the acquisition. In terms of the run, PKS is a tremendous product, it’s already gotten 250 customers. It’s multi-platform, meaning you can put it in native EC2 instances or Azure wherever you want, not just vSphere. But at the same time, obviously, the majority of our customers want a great solution on vSphere and our engineers came up with what’s now called Project Pacific, and Project Pacific is a fundamental architectural innovation on vSphere, what I would compare it to is vSAN, right. vSAN was a fundamental architectural innovation on vSphere that allows us to do storage in a very different way than conventional storage. We believe the same thing applies here with Kubernetes. So Kubernetes takes vSphere and turns it into a native — sorry, well, Project Pacific takes vSphere and turns it into a native Kubernetes platform. So in other words, you can — today most of our customers look at vSphere and they have APIs and user interfaces that allow them to deploy VMs and manage VMs and deliver high availability and resource management and so on and so forth. Now they can look at the same thing — if they can bring the Kubernetes expert into the room, the Kubernetes expert will look at this as a complete end-to-end Kubernetes system. And so Kubernetes system not just for managing containers, but also for managing VMs. And as we all know, most customers want to manage applications that are a combination of these. So Project Pacific is going to be very unique because it will be a platform that allows customers to manage at the application level, right.

VMs, containers, it doesn’t matter. And because it’s done in the very guts of vSphere, we are able to optimize vSphere for running containers like even better than bare metal, as Pat showed in his opening day keynote. This is due to a number of intrinsic architectural advantages that vSphere has, especially around its schedulers, around its device model, around the data path and so on and so forth. And we’re bringing all that to bare — the containers which is why it’s now 8% faster than bare metal. And then thirdly, this is the big, big operational benefit of doing Project Pacific is customers they want infrastructure. They don’t have a container infrastructure, the VM infrastructure for management and high availability and security and whatnot. So Project Pacific, as you can expect in this conference, has been a huge hit. All 20,000 people that are showing up here are vSphere experts. And so they’re eating it up. So the basis of our strategy though is not just Project Pacific, and vSphere, like I said, we want to help our customers where ever they choose to build modern applications. So PKS will be our cross-platform solution, and solution for pre vSphere next generation. And Project Pacific will be for future generations of vSphere.

***

And thirdly, they’ve been establishing — I mean, advancing the envelope of end-user management. They started with end-user management, which is, “Hey, got devices of all sorts of operating systems, we’ll help you take control of it.” The next was using that same sort of methodology for security. And there are a number of advances on the security domain that they’ve announced recently. One is this idea of risk score. So because the Workspace ONE agent is monitoring your desktop or your laptop or your device, it can know what’s happening with that device and which network it is in and then it can assign a risk score. Then it can send the risk score off to partners, security partners who can also feed it more information to both augment the risk score as well as take security actions. And, in fact, it’s one of the things that as an independent company, we’ve been doing with Carbon Black as part of the trust network. And now you can imagine the synergies there.

***

6

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

And then last but not the least is this protect category. And here we’ve been talking about, as you know, Pat, maybe 5 minutes he gets to talk about our product strategy, I can assure you all, there’ll be 1 minute on how the security industry is broken. So there you go. You’ll get a dose of it I’m pretty sure, again, today. But absolute truth to that because there’s no reason to be running 500 different security products to protect your core applications and data. Our users, and all of these should be intrinsic properties of the platform that they’re running on. So that’s really is our approach, intrinsic security. And like I said, Workspace ONE starts to do that, some of that. Workspace ONE collects 700 attributes every 30 milliseconds from every managed device and we are using that to assess the risk of that device.

AppDefense is a piece of software running in the hypervisor. Think of it as a one-way mirror looking into what is happening in the application. Every process, every port that is open, what is the normal behavior, what is abnormal behavior, et cetera. And then it collects all of that, applies a lot of machine learning against it and understands what the normal pattern of applications are. Here is what AppDefense — the AppDefense team struck a partnership with Carbon Black. They use some of the white listing technology. But AppDefense, again, is very, very useful for vSphere administrators because, while the security teams decide upon the security products, the infrastructure team still has to implement them. So having a security capability that is very native to vSphere, makes it dramatically easier for companies to enforce protection on their applications.

And we’re taking this model not only to where ever VMware Cloud Foundation runs, but in the future we’ll be taking it to the cloud as well. The other huge part of our security strategy, of course, is — sorry, is Carbon Black. Our theory on endpoint is different than the conventional wisdom on endpoint. The conventional wisdom on endpoint is, “Hey, this is a legacy technology, protected — protect your Windows laptops and devices on it.” We don’t take that view. So if you think about where endpoints are today, there is a massive universe of endpoints that are outside of your traditional Windows. Clearly, there are millions of Windows laptops and device desktops, but there is a massive universe that are not those and those need to get protected on the edge of the network.

Equally importantly, there is a massive number of applications endpoints that are living on infrastructure that you fundamentally do not have control over, notably, in the cloud. And then if you think about the multiplicative effect that containers has on the number of endpoints, there’s going to be an insane number of endpoints, literally to use the Cosmos language, billions and billions of endpoints. No how are you going to protect that? And those will be the places where security breaches will first start from. And so we think it’s a massive opportunity that’s completely underestimated by conventional industry analysts. And you need to have a unifying way of dealing with it. The unifying way we’re dealing with it and this is why — not we are dealing with it, the unifying way Carbon Black is dealing with it, that’s why we are super excited is they instrument all of these sensors today. And then they collect the data into a massive data lake and then they reason over it. This is a well understood technique. And then they reason over it from a threat point of view, just like Workspace ONE reasons over it from a manageability point of view.

Now the big issue for a small company like Carbon Black is, how do get their sensors into every endpoint in the world, okay. And that’s a big problem for them, but not anymore. So if you look at VMware, with our watch, we have tens of millions of endpoints, all right, and we continue to advance that even more and more. And I’m sure you guys will have questions for Shekhar who is taking over responsibility for our edge, IoT as well as telco and that’s going to add us — add the — as we put our platform there, they’ll give us the ability to put a lot more sensors there. In the data center, we have 60 million, 70 million workloads running on vSphere and we control the endpoint — we control the ability to just automatically instrument a sensor in there. We already do that with AppDefense, we’ll continue to do that. And as we extend our Kubernetes and cloud footprint, we’ll be able to put sensors there as well. So we think we can dramatically expand the scale of data collection from a security point of view.

The second thing that we can uniquely do in combination with Carbon Black is I talked about network security. So we have visibility into literally every network flow and we’re extending it all the way to the edge of the network with our SD-WAN deployments. So we can combine all of the network infrastructure with the endpoint information to get a 360-degree view of what’s happening.

And then if we apply the machine learning against it, all of you know that the more data you have, the better your machine learning models work.

We think we will have insurmountable advantage in this as we collect all of this data and we learn from this data.

The last part of this, of course, is over time we’ll — Dell will carry more and more of our Carbon Black solution and that’ll give us even further distribution. So that’s why we are super excited by the combination of Carbon Black and our security interest. And like I said before, the fundamental principle here is intrinsic security building into the platform, okay.

7

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Paul Ziots - VMware, Inc. - VP of IR

Yes. Thank you. We’re now going to bring up Rob and Ray to talk about Pivotal from the VMware and the Pivotal perspective. Please don’t hesitate to repeat some of the things Professor Raghuram had has mentioned. Some of this stuff takes a little while to sink in. After we finish this overview, we’ll do a Pivotal-specific Q&A. And then, of course, after this we’ll tackle security with Patrick and with Sanjay. So your mic should be working. So maybe we can start with Rob? Okay, go ahead.

Robert C. Mee - Pivotal Software, Inc. - CEO & Director

Yes, I’m going to start off and then Ray is going to take it away. So I’m going to talk about this combination from 3 perspectives: One from the build perspective; one from the technology perspective; and one from reach, okay, 3 concepts that I think are worth discussing here. If you think about from the build perspective, right, Pat and Raghu, both highlighted the importance of the movement that VMware has made toward build. And Pivotal’s mission has been, for many years, transform how the world build software. So clearly we fit in well in that place.

And Pat also, in his keynote, on Monday, talked about the number of developers that have increased tremendously over the last decade or so, the number of applications workload that have increased tremendously over the last decade. And the growth that we all anticipate we’re going to see over the next decade is going to be even more spectacular. And this is all about building applications, right. And I think just to go back to basics, it’s interesting to understand why that’s happening and why that’s so important. And the answer to that is that across the world, most organization, businesses and governmental entities are essentially having to rebuild their business models in software. And software becomes ubiquitous as we all use it more business models are being reborn as software. And so when you think about all of these workloads, applications and developers, that’s not because we’re outsourcing somewhere. It’s not because we’re buying packaged software. It’s because companies across industries are actually building their own strategic differentiation in software. So they have to get really good at building it. And the way you do that is you provide them technology that makes it very productive to build applications and you train them to enable them to become top-notch software developers like you’d have at Google, like you’d have at VMware. And this is what Pivotal has been doing for a number of years.

So we’re helping people build software that way. If we think about what we did with the Air Force, the U.S. Air Force, really had almost no software capability. And the adversaries that they would potentially face in the future are very large countries with extraordinarily good universities, taking the best students and having them work on military and intelligence software. And the Air Force realized we can’t let this situation continue. And they actually worked with Pivotal to learn how to build software at a cutting-edge level. So they did things that they previously did on whiteboards, logistics and planning for war fighting and they put that into software, very sophisticated software running on a platform with continuous delivery, machine learning built in, all of that kind of thing. And the Air Force is a really stark example of going from almost no capability to several hundred developers now working in a lab much the way that Pivotal works. But that kind of transformation is happening across industries and across companies as they reinvent themselves in software. So it’s really critical to have this build capability and that’s what Pivotal has been about. And I think it fits really well into the build strategy that Pat and Raghu laid out.

So in terms of technology, Pat also mentioned on Monday that Pivotal has been working on containers since before Docker exist and Pivotal hasbeen working on container orchestration since before Kubernetes existed. But with Pivotal trying to build the container for everybody, did we think that the world wanted a container or the world wanted a container or the world wanted a container orchestrator? No. We were working on those technologies in order to build higher-level abstraction Platform as a Service, which we call Pivotal Cloud Foundry and we wanted to provide that to make developers highly productive, very, very efficient.

8

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

And so as you look at where technology is going today and you see that Kubernetes becoming the standard, Pivotal moving on to Kubernetes, because we don’t have to build those layers of technology ourselves anymore. VMware standardizing on Kubernetes is really leaning into that. You can see Pivotal and VMware converging on this technology in a way that makes a lot of sense, right. And as we converge on a technology, well, it kind of makes sense to converge as organizations, and work on that and utilize our respective strengths as VMware infrastructure company para excellence and ourselves who have always yearned to work at a high-level abstraction where the developers are, we can bring our Cloud Foundrycapability, we can bring our spring development framework, we can bring Pivotal Labs in which we codevelop with customers around the world to work on those higher-level things, while our — the folks at VMware are building up from below. And we combine those and align really nicely there in one organization. So that’s a very natural combination for me. So that’s build and that’s technology. And I think finally, the answer is reach. And if I go back to our mission again, I said Pivotal’s mission is to transform how the world build software. And as we’ve talked, we’ve begun to talk about this combination internally to Pivotal, Edward Hieatt who leads all of our services coined a phrase, he said, “We’re actually going to transform how more of the world build software,” which makes a lot expense, right. VMware has got reach. We have hundreds of customers, VMware has tens of thousands, hundreds of thousands of customers. And so that allows us to bring the technology that we work on, to bring the techniques,the way that we build software in a much broader scale and that’s something that we’ve always wanted to do. So from those perspectives, I think this makes a lot of sense.

Ray O’Farrell - VMware, Inc. - CTO & Executive VP

Yes. Thanks, Rob. So I think Rob mentioned the world — the word transformation several times. And this looks real when we go into customers and we talk to those customers about we start maybe talking about a cloud story or what is the best way to secure infrastructure but very quickly that conversation moves into, what will make this business successful, these customers and that echoes exactly what Rob has said. They’re coming to a strong realization that says, they must embrace these technologies because it’s like a competitive imperative. If they fail to do that, then somebody else is going to do it. And they see the industry around them doing that and that means they must transform. So it’s a very much an urgency in their mind. And you can see that simply by walking into those meetings where you see not just an infrastructure person sitting there, but more and more a line of business person sitting there. So you’re beginning to see this need that these companies are seeing to say, “How do I bring these 2 worlds together in a way that is at the very heart of business success?” So that’s what we’re encountering.

So obviously we’ve been working with Pivotal for many years, and most recently in depth on the products that you see around PKS, where we’ve been bringing some of those technologies together and say, “What is the best way to go in and meet those customers?” As we do that, we’re both walking in there together and we’re seeing this same discussion taking place. VMware made a decision about 18 months ago, and you see it very much in the acquisitions that came through with Heptio and so on, that we believe that Kubernetes is a key way to allow these organizations to leverage these new modern apps. And in some ways we view it as a way of saying, “I’ve got a lot of infrastructure and that infrastructure now consists of multiple cloud, consists of converged infrastructure, consists of all these new ways of accessing this ability to run,” and Kubernetes is giving us this layer, which is saying now we can bridge that into how the apps above it are all orchestrated and managed and so on in that.

What we — as Pivotal are going through that same decision to say, “We too are going to look at Kubernetes as this underlying factor.” That really is the incentive to say, “Why not do this together?” VMware is able to bring all the strength, all this reach that Rob has referred to. Pivotal is able to bring an experience both with how customers build those apps, but even more importantly, how those customers will have to transform themselves and we bring that together to produce this new way of helping customers do this at scale.

I should comment a little bit about the VMware side of the same story, you will notice VMware has an organization which we call the Cloud Native Applications business unit. Our plan is to say, how can we bring the strengths of both Pivotal and this organization together, that is where our Kubernetes organization lives. So moving forward, our goal is to say how can we get the best of those world. I think, as Robert said, we’re seeing very, very similar experiences with our customers and we think those customers feel an urgency to solve this problem. By us coming together, we think we can solve that problem faster than we may have been able to do as independent — as separate companies and that’s our goal.

Paul Ziots - VMware, Inc. - VP of IR

Thank you, Ray. Thank you, Rob. We’re going to bring Pat up now and do a Q&A on Pivotal. So I’ll pull this chair up over here for Pat.

9

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

QUESTIONS AND ANSWERS

Paul Ziots - VMware, Inc. - VP of IR

Okay. So any questions regarding Pivotal? Please, Brad.

Brad Alan Zelnick - Crédit Suisse AG, Research Division - MD

Brad Zelnick with Crédit Suisse. Congrats on the deal and thanks everybody for having us here today. This is great. I just wanted to talk about how you might envision the partner strategy. I think Pivotal’s partner strategy was very different versus the typical VMware channel that we think of and as well how does Pivotal Labs fit into the equation and how you might see Pivotal Labs fitting in with the broader — in a broader VMware context?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Maybe I’ll start and then let Ray and Rob take the Pivotal Labs piece of it. Some of this, as you know, Pivotal was very focused on the highest end customers. Obviously, a big piece of this is, we’re going to broaden this and with plays like Pacific, where we’re bringing in the core vSphere. Our objective, as I said in my opening comments, is every VM, every VMware customer becomes Kubernetes capable. So obviously, the much broader VAR strategy and partner strategy that VMware has, we will see that coming into play. And on Sunday, we had our partner summit, which precedes VMworld. And we have 7,000 people at that event on Sunday, and huge interest in how we’re going to bring this forward. Now we have a lot of work to do, right, the enablement of materials and so on, but we’ll definitely bring this into the much broader partner strategy for us. We also see that there’s new class of partners that we need to build. ISVs, others that we need to be reaching that we don’t have today, some of those Pivotal is already doing, some of those Heptio. But overall, there’s just way more work for us to do in that space as we expand it, but we already have pretty high velocity, broad reach that we’re going to build on. And on Pivotal Labs, Ray and Rob, which one?

Ray O’Farrell - VMware, Inc. - CTO & Executive VP

So I think we’ve already been working with Pivotal Labs in the context of PKS. And just over the years, as 2 companies partnering together. So we have seen or we already have quite of lot of what I would say a unified view of what some of that ecosystem is. I think the opportunity from a VMware point of view is to be able to say how to become more relevant to the partnerships that Pivotal has right up at this application developer layer. And I think also the opportunity that we both have is more and more of those customers are demanding open source, open systems and we’ve got a lot of opportunities to build a broad story around that as well. I think the combination of the 2 gives us a unique strength there.

Robert C. Mee - Pivotal Software, Inc. - CEO & Director

And also, in terms of the partner strategy with Pivotal Labs, one of the things that, Brad, you’re very familiar with this, Pivotal Labs works in conjunction very tightly with our partners, close collaboration with our customers and we enable them to build things the way that we build by building things with them. And so many of our customers build out labs that are huge banks, the military, insurance companies and so on that are patent on Pivotal Labs and they’re able to operate at scale that way very successfully. And in terms of scaling out that capability, part of it is scaling Pivotal Labs, but part of it is scaling partners that want to do that too. And we’ve already been doing that over the last couple of years. Accenture was really the first - I mean, it’s great, they’re the biggest, right, but they are the ones who really leaned in and built a Pivotal Labs capability in Columbus, Ohio. One of the first places where we’ve actually been able to take global SI and say, “they actually can do things just like Pivotal Labs, they can codevelop with you. They can do that digital transformation with you very successfully.” And I know that Pat is interested and certainly I’ve been interested. The more that you can get more folks working in these ways, the more impact you can have. If you also look at application modernization, right, there is another area where we’ve had tremendous success with our SI partners so far who have built practices around app modernization, using the techniques that the Pivotal has been forging ahead with as we’ve done a lot of that ourselves. So again, I see that expanding. I think Pat would agree with me on that. There’s a lot of scaling up that we can do with partners using our enablement capabilities to enable them.

10

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes. And we’d just also say, hey, the Pivotal Labs and that whole helping customers develop software and this co-development and really teaching them how to do it is one of the hallmarks of the Pivotal success. So we — and every aspect plan to build on that expanded. And it’s pretty interesting, almost every SI that they’re strong with are ones that we are not and vice versa. So we actually see that we can actually can approach many of the system integrators in particular much more holistically and many of the VMware programs with the SIs. They’re just more developed at this point. Just natural maturity. So we see this being very complementing, accelerating what both Pivotal Labs is already doing very well.

***

Ittai Kidron - Oppenheimer & Co. Inc., Research Division - MD

A couple of questions. First for you Ray. The more I hear about your container strategy and how you’re bringing all these pieces together. Would it be right to basically think about cloud foundry and PKS as temporary technologies that will disappear over the next 2, 3 years before Project Pacific really gets going. And if that’s the case, why should I as a customer even invest a time in it. Why not just wait a couple of years, go Pacific and be done with this kind of gap stop technology? And then, Pat, the question for you, Pivotal does bring some developer exposure that you need because you’re very ops-driven. You don’t have much of the developer ecosystem, but it brings very little developer exposure, not a lot. How do you solve the problem that you have right now that you’re still — there’s a half of IP that’s becoming more influential that you have very little impact or engagement with.

Ray O’Farrell - VMware, Inc. - CTO & Executive VP

So to the question on the PKS and Pivotal cloud foundry and the relationship back into Pacific, remember that our goal is to be — is to solve the problem for developers, Kubernetes users, those who want to build applications, whether or not they are on the vSphere or not. Our goal is to say we are going to solve this application problems across multi-cloud, across vSphere, et cetera.

Project Pacific gives us a unique capability to do so on vSphere. But the broad spectrum of how we’re going to support across the board, that stillremains the key thing to what we will to. Now whether those products will be called PKS, whether it will be called Project Olympus, and so on, andso on in the future, we need to work through that as part of we figure out what is the best way to bring components together. But we have a broad strategy that would go beyond vSphere. And while vSphere is obviously key to many of our customers, our goal is to expand as much as possible across the multi-cloud environment. And so I wouldn’t make the assumption that says, just wait for vSphere. If you’re just waiting for vSphere, you’re only waiting for a small part of the overall story.

Robert C. Mee - Pivotal Software, Inc. - CEO & Director

And can I actually say, if I can jump in there on the PCS part of the equation there, that’s not a transitional technology or the stopgap in any way. It’s — those are higher level abstractions that we’ll live and run on Kubernetes, they’ll run on PKS, they’ll run on Pacific, they can run on — they’ll be able to run on Kubernetes elsewhere. All of those higher-level abstractions are things that developers want and need, and VMware is going to beinvesting in that. We’re all going to be investing in that to make sure that those abstractions can be run now and they can be run in the future on whatever the technology platform evolves to. So I don’t think those will be going away in any sense of that word.

11

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

And we view some of those lower levels like PKS, there’s a long tail of infrastructure that will not become Kubernetes native for a long time, right? And that — I mean, we still have customers wanting vSphere 4, right? That’s some 8-year-old product now. So that tail is very long. And that’s the picture I showed in the keynote, right, of PKS and I’ll say some of the Bosch components, et cetera. They’re playing key transitional strategies until we build a full Kubernetes compliance stack. And obviously we want to get customers there as fast as we can. But hey, we do a lot in the infrastructure world, that’s a 5-year journey.

Second, on the developer space, I think you understate Pivotal’s footprint there. And obviously the spring community, in particular, is a very strong community, 3-plus million developers in that community. The Bitnami community, 2-plus million developers there. So as we said, we have 5million-plus developers of the approximately 13 million developers in the world. So between these 2, we have 2 high-capacity reaches in the developer community. So those are important for us, but we clearly need to have more, right, developers and more things into the developer community, and that will be a key piece of our go-forward strategy. But I think you understate, right, the significance of the reach that we’ve now gotten just over the last 6 months, right? And as these build out, our developer relevance, the transition to Kubernetes, remember, this is all in flux, right? Everything in this space is in flux because everybody is sort of saying Kubernetes is here, but it’s not mature yet. We’re still in this Java stuff, or these are middle-ware. There are also some higher thing is going into motion, and we see this as a decisive move to say, here is the stack that the world will land on in the future, and we’re the best partner to deliver that at the developer level and the infrastructure level, and we uniquely bring those together. I think it’s going to be pretty compelling. And you’re going to see us market more, we’re going to be investing more in the open source community to, I’ll say, get our open source creds, right, which we’ve been working on for several years now because that’s very important to that developer community as well. So we have plans in all of those areas, but lots to work to get done.

***

Karl Emil Keirstead - Deutsche Bank AG, Research Division - Director and Senior Equity Research Analyst

Karl Keirstead at Deutsche Bank. Maybe, Pat, for you. I think even for investors that get the strategic fit, some of the questions they had aren’t related to that so much, and it has more to do with the VMware independence question. So I want to give you an opportunity maybe to address that because this was an interfamily transaction. There was concerns about your independence in making this decision to combine with Pivotal. How much influence Michael Dell may have had? Do you want to just hit that head-on, Pat?

12

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Sure. And this is a VMware strategy. Period. We were looking to move and expand our developer activities. Obviously, it’s discussed with the Board, just like you expect, and Michael happens to be sitting at the Board, but this is a Board-level conversation as they’re supporting the VMware strategy.

Secondly, we looked at every alternative strategy that we could, right? Buying GitLabs and GitHubs and HashiCorp and all these other – we thoroughly looked at every other potential play that we could, just like you’d expect the good, right, diligence process to do. And what we found is, we could spend far more and we would get far less, right, in the process.

Also if you look at any acquisition, in some ways, you know your cousins too well, right, because essentially, you’ve been doing diligence on them, right, for the last several years, right? And you have all the unknowns right here. Well, we know the integration challenges that we’re going to have. We know, right, the differences and all of those kind of issues far better. So essentially, we’ve been de-risking this acquisition, which as the Board looks at, this is, right — I mean, what’s the probability of success? How are you going to go and make this successful as well? And then we put the appropriate independence process in place with our respective independent committees to go negotiate a good deal, right? At the end of the day, that’s exactly why they’re in place and we’ve demonstrated, I think, good governance processes throughout. And obviously, yes, it’s a family deal, and it also happens that the family had the best assets. And we think we have a very, I’ll say, cost-effective strategic deal that strengthens both VMware’s position and really leverages the unique assets of Pivotal.

One other related thing that I’ll just add to the answer as well, it’s not that simple. If that’s the case, why just spin it out in the first place, right? And that was 6 years ago before Kubernetes. That was 1.5 years before the first Kubernetes come in, right? So essentially, as I think Rob articulated pretty articulately, they had to build a lot of that infrastructure stuff because it wasn’t there yet. It’s only now that they’re starting to emerge.

Also think about the things that we’ve done over the 6 years since Pivotal was formed. And NSX and VSAN and cloud management, our cloud strategy, if Rob would have been inside of VMware, we had a couple hundred people we moved into Pivotal at the time, I would have given him like 2 incremental heads and a dog, right, because we’re putting all of our energies into NSX and VSAN and HCI and all of those stuff, we simply didn’t have the bandwidth and it was still a very turbulent market of where and how is the technology going to emerge. So I think, while everyoneof these things you can look back and say, well, maybe, I think we played this one super well and we’re quite thrilled with the outcome that we expect to be consummated shortly as the deal completes.

***

13

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Keith Frances Bachman - BMO Capital Markets Equity Research - MD & Senior Research Analyst

Keith Bachman from Bank of Montréal. Karl, I also think you look fine. I have 2 questions. Pat, I think I’m going to direct them for you. Or actually one question is. How do you improve the financial performance of Pivotal? And I’ll break it into the 2 parts. A, I think the stock would tell you the revenue has been very disappointing to investors. And so how do you improve the revenue profile? You mentioned some things like reach. Is there also product rationalization that probably perhaps seeps in there as well? And then part B is, VMware still trades a lot on free cash flow and the operating profits and the free cash flow of Pivotal relative to what you post are, frankly, pretty disappointing. So if there is an integration rationalization process, how do you tackle both the revenue performance as well as the profitability performance at the same time?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes. And on it, and I think, Rob, if you just say Rob’s framework reach, a lot of how we’re going to improve the profitability is just being able to leverage the VMware footprint to get more sales, more apps, more places more rapidly. And having been — and again, this is a hometown crowd this week here at VMworld, but many customers, and I’ll say many, and I probably had 20 customer meetings over the last 2 days, many of those, they, we were thinking about Pivotal, we’re sort of early in this, okay, we’re not satisfied, right? So I think we started the acceleration of Pivotal last week, right? So I do think that we’re going to start to see that in deal flow commitments larger because they’re looking for that enterprise scale, that enterprise brand to go deliver it.

Obviously, we’re making some rationalizations, right, of the products because, now, when we come together, like Pivotal, they had a small little networking effort. Okay, cool. That’s done, right? It’s going to be part of the NSX team and what we’re doing with Service Mesh, right? There were some metrics things. They were in a boom. That’s going to become all leveraged in the work that we’re doing. So there are some modest areas there. There clearly is some G&A synergies, right, as well that we’re immediately going to take, some of that’s going to be in REW and other places where we start bringing real estate and some leverage. And out of that is what we said that we expect between the 2 will be op inc positive next year. Today, both are op inc negative. So we’re going to be taking some clear steps to bring them to profitability, accelerate the top line growth.

And I think what you’ll really see happen is Tanzu and the family of vSphere, the Tanzu Mission Control and this, I’ll say, refactoring of the Kubernetes-centric developer services, right, that are going to be industry world-class as those pieces come together next year. And I do think we have a lot of work. But by this time next year, all of those pieces are there, right? And we expect the velocity that starts to emerge as a result. We’re expecting good revenue acceleration, top line acceleration. These are very profitable segments to be in. If we get modest uplift on vSphere, nothing of that’s built into the plan or any of the financials, but if we’re able to get modest pull in vSphere, start being the developer layer of choice, the opportunities for us to see top line accelerations, I think, become very meaningful as well.

***

Philip Alan Winslow - Wells Fargo Securities, LLC, Research Division - Senior Analyst

Phil Winslow, Wells Fargo. Jump to off for the team, I guess. I was thinking about the build side of the equation here. Rob, you said, one of thequestions is you help me build sort of what my applications of the future going to look like? Wanted to ask about serverless and PFS from – on Pivotal, and how sort of PFS fits in with PKS, with cloud, the full cloud foundry, just legacy applications fitting in? How do you see sort of the — maybe an update on PFS first off, and then how do you see sort of that fitting into the spectrum?

14

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Rob, do you want to start there?

Robert C. Mee - Pivotal Software, Inc. - CEO & Director

Yes. I mean, PFS is coming along looking, we’re looking at — we’ve been moving it through alpha and the beta and getting toward GA. And we’ve been building that on Knative, which is a Kubernetes technology that we’ve been intimately involved with since it was introduced. And so it’s not yet GA. So I think we need to get it there and get that major customer feedback and look at where it’s going. But I think we feel like we’re playing in the right space with that and we got the right abstractions. And it’s going to become an integral part of the platform. I don’t know, Ray, you want to...

Ray O’Farrell - VMware, Inc. - CTO & Executive VP

The only comment I would make is that serverless in general is still very much at the tip of how applications is going to use it, how enterprises are going to use it. So it’s very early days. And with PPS — PFS, I’m sorry, and how we will begin to even integrate into that some of the other things we do, I think there’s lots of opportunities there, but it’s very, very new.

Robert C. Mee - Pivotal Software, Inc. - CEO & Director

Very early.

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

And we don’t see it as replacing anything that we’re doing, right? This will be another set of services and capabilities that layer naturally on top of what we’re already building. It’s not like people are going to stop doing containers and Kubernetes and go over here and do functions, right? It’s going to be functions overlaid on top of this as another class of services that they’re going to be able to benefit from.

***

15

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Kasthuri Gopalan Rangan - BofA Merrill Lynch, Research Division - MD and Head of Software

***

My question is maybe it is more of a Sanjay question. Clearly, the technology synergies exist and you’ve been pragmatic about how much of this build opportunity is a function of the present versus the future. I think you’ve done a nice job balancing the pragmatism versus the future. Question is on go-to-market side, how do you dumb the Pivotal message down to a point where 500,000 customers can understand? And more importantly, how do you take this high ASP, low volume, very strategic value proposition and flip it completely the VMware way?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Well, I think we took a big step forward this week and exactly that, right, where it’s simply Tanzu, right? Tanzu is the family. That’s the message, right? And we’re going to Tanzu to run your applications, we’re going to Tanzu to help you build the applications and we’re going to have Tanzu to help you manage your applications. I think those concepts, and by the way, I mean, we’ve been sort of wrestling over that exact question the last several months as we pulled together the materials for launch today.

Obviously, we’re going to be from the sales to deliver it, we’re going to be bringing Rob, the Pivotal Labs team, their sellers together with the VMware sellers, right? So we have work to do there as that collapses together. And also the Heptio team that we have here, so that’s going to become one go-to-market force as we forward. We have to turn that then into this broader channel, per the earlier question, of how we deliver that through our partners as well. But this is an area where I think the market is going to quickly resonate around the simplicity of the Build, Run, Manage Tanzu strategy that we laid out this week.

So I think we’re launch it. Response from analysts has been super positive this week. I mean the analysts, they’re negative on every — I mean, the industry, not you guys, right? Sorry, sorry, I won’t, right. But they’re super negative on everything. And they’re actually pretty positive on this, right, giving us very good response this week. And maybe when Sanjay is up here a little bit more, we should talk a little bit just about the broadening because we’ve now added a protect and, right, a build thing and we should probably just have a few words on the bigger go-to-market message as well. Maybe when Sanjay is up here, we’ll just ask him to cover some of those broader messages also.

16

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

I must say, I’m getting a little bit of the customers turn to VMware and there are many circumstances to say I want to make these changes, I want to leverage these technologies, but I want to work with a partner who recognizes I’m an enterprise. You mentioned the word pragmatic several times, right, and so I think there’s an opportunity for us to be able to go in there to those customers and say, Tanzu is the answer to help you deal with what right now can feel a little bit chaotic or scary even to some degree. And that’s the huge opportunity for us in that to be that pragmatic enterprise trusted partner to take them on that journey.

***

Mark Ronald Murphy - JP Morgan Chase & Co, Research Division - MD

***

Mark Murphy with JPMorgan. So Pat, given what you were saying earlier, is it reasonable to think that you can smooth out the lumpiness of the megadeal flow for Pivotal as it kind of joins up with the broader VMware distribution? And is that something that you think could happen pretty naturally or do you need sort of a product strategy to try to thin down that offering a bit and make it a little bit more consumable? In other words, to kind of get to really proliferate it outside the Fortune 500?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes. I think, VMware, we already have lumpiness, right, in our megadeals and so on. I mean, there’s already an aspect to this that we — as we’ve communicated so on as well. So I will say there’s a math function that occurs here where their lumpiness combined with our lumpiness, I mean, yes, it’s going to smooth out just because we do more big deals, more big ELAs, we’re already creating more of this breadth into the industry already. And in many cases, their lumpy deals will become part of our bigger ELAs. So I think it’s an aspect simple of math, but there’s a smoothing function that will occur because of a much larger entity.

Also, I fully expect that this is going to — their big deals will naturally fold into our ELA process. That’s just going to be — happen almost immediately, right, through the sales teams because most of their big accounts are also our big accounts, right? And we’re going to start transacting those, it’sgoing to include other VMware products. It’s going to fall into ELA renewal cycles as well, right? So I expect that to occur also.And, right, as the last piece of your question implies, hey, as we broaden the product strategy, hey, it’s going to become much broader in the marketplace. It’s not going to be hanging on just the biggest deals with the top 50 customers, right? It’s going to become a much broader play. And we’re already starting to see that with PKS as we’re getting more velocity of deals to a broader set of customers that aren’t the megadeals, it’s the smaller transactable deals as well. So in all 3 dimensions, I think, yes.

***

17

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Walter H Pritchard - Citigroup Inc, Research Division - MD and U.S. Software Analyst

***

So I guess, just maybe this is a Sanjay question, but the high level, I think, would be helpful in terms of — I mean, you’ve had really, really simple pricing and packaging as a company, and I think it’s part of the way you’ve gotten to over 500,000 customers where you have sort of standard and plus and enterprise. And it’s just — it’s like check boxes and what’s in each one. How do we think about, can all of this that we have here sort of be put into something that looks like that as we get a couple years out with all the products flushed out of what needs to happen with the execution here, but just curious how you think about that. And then just from how they can — the customers then consume it, will they still consume it the way they’ve been consuming it, which is largely a license and a maintenance?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes, so there’s — like normal, Walter, there’s a lot tied up in your simple questions. We are already on a journey to move from product to solutions, right? VMware Cloud Foundation, the full suite, right? And we’re selling that, it’s a bigger deal. We’re selling a full software data center for customers. When you buy VMC, you get the full VCS suite as a complete solution. We’ll increasingly be positioning NSX that way. The full networking solution, right, moving away from data center or load — it’s going to become the full solution. Workspace ONE is already well under that path. We need to do the same with our developer solution, right, as we deliver Tanzu to really bring that full package of what we sell, right, as that complete solution. It’s similarly for the security. So I believe that has to become part of how we deliver this scale for our customers, right? Sell the solution. And even if they buy the product, all of our sales motion is positioning that complete solution and the roadmap and the value proposition at a much higher levels. So that’s what we’re already underway. And I think some of the biggest go-to-market challenges we face is how we refactor our sales and sales motion to do that at scale.

Paul Ziots - VMware, Inc. - VP of IR

Okay. So we will have more time for questions at the end. But I think we should wrap up this section. Thank you Rob, Ray and Pat, and we’re goingnto now bring up Sanjay and Patrick to talk about Carbon Black. Sanjay, were you going to start?

***

18

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

Thanks, guys. Good to see all of you. This month is my sixth year anniversary at VMware. I always love coming to VM world. And it’s good because I see the company has evolved. My first 3 years, as many of you know, is very involved in end user computing. The last 3 years, I’ve been more involved in helping accelerating our sales and marketing and investing in our cloud partnerships, AWS, Azure and Google. And I’m very excited about security. A couple of us have been thinking over the last couple of years about what VMware could do that’s differentiating security, so I just want to lay out a few of the things that we spoke about at day 1 in Pat and my speech to give you some context if you weren’t there.

If you look at the security industry, and my mom is a doctor, there’s a lot of parallels with the medical and the healthcare world. They even use similar terms like viruses. But if you went to a doctor, if I went to my mom and said, listen, what do I do to stay healthy? And she says, you got to take 5,000 tablets. It would take me to pop a tablet in every 30 seconds, it would take you couple of weeks to take 5,000 tablets. And that’s unfortunately the security industry. It’s 5,000 vendors, highly broken. So what do you do instead? You keep a good diet, you drink your vegetables, your fruit, your proteins, drink your water, and that’s in essence what we’re trying to make security part of the diet, intrinsic.

And then you may still need 5 or 10 supplemental vitamins, we will be partnering with the few security vendors, but it shouldn’t be 5,000. And when you have 5,000 vendors who all claim they’re very important, you get a bloatware of agents on the client side or server side, consoles that are vastly disintegrated, companies that start up being innovative and they become legacy that’s sold to hardware companies, gets spun out onto private equity companies and you’re seeing that’s what’s happening. And the good talent leads.

When we announced our Carbon Black acquisition the day of the earnings call, I had a slew of resumes from many of those companies coming to saying, we want to work for a company that’s thinking about security separately and differently. And that’s the approach VMware has always done, which is to look at an industry and ask ourselves how can we do something that’s disruptively innovative and unique. And that’s what we’re trying to do here. So when you think about the overall context of security, we think there’s 5 key control points to traditional security that we’re going to make intrinsic sort of part of that diet. Number 1 is network, number 2 is endpoint, number 3 is identity, number 4 is cloud and number 5 is analytics with telemetry of all data collected from the 4 previous data points.

The second endpoint we’re looking at, as Raghu pointed out earlier, differently from traditional client-side endpoint. So traditionally, when you thought about endpoint, security players like Symantec and McAfee, all they’ve cared about is the Windows client endpoint, traditional signature-based AV. But when you look at it from the lens of an intrinsic security player, what we can do with Carbon Black, which I’ll get to in a second and Patrick will talk about what’s — why this is exciting for Carbon Black, is we look at it from both the server, compute, container endpoints, which is an infrastructure view of it, and by the way, that will be vastly bigger in the longer-term than just client endpoints. But client endpoints are also important to us, when you look at it from that lens, that second endpoint has 2 parts to it, a workload part of it and a device part of it, which we’re very, very excited about it.

So coming to Carbon Black, which is sort of that secondary security, and also the analytics, when I talked about those 5 control points, network, endpoint, identity, cloud and analytics, Carbon Black brings a significant amount of IP in 2 and 5, security in the endpoint and incredible analytics.

So what does Carbon Black bring us is, for us, the 3 key things, it’s an AI-powered data lake, and the power of that analytic cloud is exactly what we talked about and Patrick will talk about significantly more, it’s a very smart and lightweight agent on the client side, and in fact on the server side, we will make an agent, that’s what I’ll talk about in a second. And 3, the entire architecture of what we will bring in post-close and we’ll call Carbon Black is a security — cloud-native multi-tenant security cloud. What do we plan to do with it? There will be 7 modules that come in post-close into the family, you can see the first 4 and the last 3, and then we will add 2 from VMware into that picture there, AppDefense and Vulnerabilit Management.

19

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

So it’s sort of like we get the best of their IP, there’ll be some branding and spit and polish on it as we bring it in, and then we’ll add 2 from within VMware, and this will all become part of the Carbon Black family. So for example, AppDefense will become part of the Carbon Black family, okay? Vulnerability Management, which we announced this week in Tom Corn’s keynote will become part of the Carbon Black family. And then we’ll take what VMware does well, and this is, by the way, similar playbook to what we do at AirWatch. So on its own, it has value, and it will differentiate, there’s only 2 companies, as you know, doing security cloud, and I think we have a good story relative to the other player. But once we integrate them into sort of at least 4 points inside VMware and then inside the ecosystem, we’re untouched, okay?

So let’s walk over through them one at a time. Number one, we think with what AppDefense and Carbon Black can do together in vSphere, this take what AppDefense is already doing, okay? It’s not like this was new integration, AppDefense has already been into vSphere, add some of the Carbon Black IP to it and make it agent-less, nobody else can do that, because we have an unfair advantage in terms of what we could integrate to vSphere.

Number two, I described in my keynote, endpoint management, which is what Workspace ONE does and Carbon Black, which is endpoint security, are like peanut butter and jelly, they go together on a client endpoint. We had customers over the last couple of years as we began to see AirWatch do well and become Workspace ONE, come and tell us we use Workspace ONE here for endpoint management and we’re using Carbon Black or another EDR tool for endpoint security, why isn’t this from one company? Why are they not unified more? I expect to have management and security come together. And that’s what we’re bringing together. We think we can uniquely do this relative to other pure endpoint security players. Could there be other endpoint management security players trying to do that? Yes, some players could, but certainly not the standalone endpoint security, because they don’t get management. Some of the endpoint management players don’t get endpoint security, we’ll get both.

Third, coming out in the next year from Rajiv’s Group and NSX will be capabilities in NSX that we can embed Carbon Black into to create network threat analytics. So this is really taking that core capable security and making more and more into network capabilities. Now the NSX team has already been doing some security things on their own, like servers-based firewalls, and now with AV capabilities, so that’s on its own a very strong network security capabilities where we can add some of these [idiop] capabilities, which will show up in the next year. Again, very differentiated from pure network security players who may not have that endpoint capabilities. Remember, the network security set of players, traditionally Cisco, Palo Alto, Checkpoint, haven’t got endpoint. And the endpoint players, traditionally Symantec, McAfee, haven’t got network. Now we’re bringing kind of the DNA of both of those together.

And the final area, also Raghu alluded to, which we’re excited about, we bought this company CloudCoreo that is now called Secure State that brings us tremendous amount of capabilities in the cloud security area. And we can start integrating Carbon Black into that capability, again, to compete with some standalone players like RedLock within Palo Alto, but this now with the combination of Carbon Black brings us differentiation, okay? So there’s a — so these are just the first 4 we thought of within VMware, 2 of which we’re well underway, the third and fourth won’t take very long for us to do. But then we take it to the ecosystem, okay? So who is one of the biggest producers of commercial laptops? Dell. We have begun to put Workspace ONE, what we called unified workspace down all the way to the silicon, okay? We announced that this week. Why not add endpoint security to that, okay? Dell does work with a couple of other EDR players, but they’ve committed that they will put Carbon Black on a level playing field with the others. And over time, if we integrate Workspace ONE and Carbon Black on that Dell laptop, highly differentiated. We could do the same thing with a Dell server, with category #1. So there’s lot we could do with Dell.

Secureworks, also a publicly owned but Dell-owned entity, is a leader in managed security. They have an offering already with Carbon Black. We expect to double down with that and take that together. But while we work with them, this slide is slightly different from what I shared in my keynote, it won’t be exclusive to just Dell and Secureworks, we will work with other managed security players. So I showed in my slide in the keynote, IBM is a managed security player and a partner with Carbon Black, we’ll double down with them. There are VARs and SIs that we work very closely with already in some areas of NSX and Workspace ONE, like Optiv, like CDW, like Dimension Data, good partners of ours, good partners of theirs.

Together, we do a lot more.

20

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibitedwithout the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and itsaffiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

So I see that last role being like sort of in Scrabble, triple words score. Go VMware partners, Dell partners and the ecosystem partners, right? That’s a beautiful sort of Scrabble analogy.

And that’s how I think we want to make this one, which if you look back at our success with these larger acquisitions, whether it was Nicira or AirWatch, if we can get an asset that’s a good product, and we felt as we got to know these guys over the last few years, that’s a partnership with one we’ve started off, this is not a new thing, we’ve been partnering and integrating with them over the last 2 years, we really liked their product. And what they were doing in the security cloud was highly differentiated. But we thought we could bring them some go-to-market muscle, which is what this will help us do. You put a good product in the hands of VMware with a roadmap like this for integration, we’ve seen the success with NSX, we’ve seen the success with AirWatch, we think that playbook could very much be applied to Carbon Black. They’re a $250 million business with 5,600 customers and ranked a very strong leader in this by the analysts, just like we do with the AirWatch.

And I’d say one final thing before I hand it over to Patrick, remember when we acquired AirWatch, okay, many of you may forget this 5 years ago, AirWatch was #3 in this space, okay? Good was #1, MobileIron was #2, AirWatch was #3. And a lot of people said, well, they’re kind of not quite there. But with what we did integrating it into VDI capabilities into a larger endpoint management capabilities, we’re now far surpassed anybody. So our goal with this is not to compete with other EDR players, okay? There’s a few others that all of you ask us about. It’s to transform all of security, that’s a much broader player than just their tactical competitor in EDR. So very, very excited about its potential. We think it’s just the start of a multiyear journey in security. And if you think about security, it’s a logical adjacency in infrastructure, okay? It’s not like it’s down in hardware or way up in applications, it’s an adjacency in infrastructure. And VMware, all the way from 0 to 10 doing this, played a little bit in security but not been a major security player, and our journey from 10 to whatever, let’s say 20 billion, this should be an adjacency we play in. And with a lot of the things going on in the industry, why not now, okay? That’s kind of the key rationale for this move. And Patrick, let me turn it over to you to talk about why you’re excited.

Patrick Morley - Carbon Black, Inc. - CEO, President & Director

I expect it, Sanjay. So as Sanjay said, my name is Patrick Morley, I’m the CEO of Carbon Black. And security today obviously is one of the things we read about every single day. It’s critical to companies, to governments, to us as consumers. And yet, and Pat talked about this, Sanjay talked about this on the keynotes, it’s fundamentally broken.

If you talk to a typical NFI security team today, they have 75 different products. And they have to stitch those products together, they have to add them on after the fact. And so it becomes very challenging in an environment where attacks are happening every single day inside of your organization, against your organization, to ensure that you’re secure.

21

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

And so Carbon Black, what we — our mission, what we’ve been all about is transforming security through Big Data and analytics. So leveraging the power of what the cloud can do to analyze millions of events across millions of devices, millions of endpoints to understand what the adversary is doing. And over the last few years, we’ve been on a journey to transform security as we pull our products up into the cloud. And we’ve built the cloud business over the last three years essentially from 0 to $100 million in ARR. And the benefits that customers are getting is the ability toconsolidate security functionality on a cloud-based platform. So that’s what we offer. Obviously, the opportunity with VMware is to take what we’ve been doing, what we’ve been building and do 2 fundamental things. First thing is to leverage the power of the portfolio of VMware to integrate in our security capabilities, again, as Pat and Sanjay and others have talked about, intrinsically into the fabric of the compute, so that’s the opportunity 1. So again, rather than having to go in after the fact, it’s actually built in from the bottom up. And the second piece is the ability to leverage the scale of VMware. Carbon Black, very proud business that we’ve built, $250 million business, and yet, our global reach is relatively limited, we’re 80% North America. We’ve huge opportunity outside of North America. We still have a huge opportunity inside of North America. And so we’re really excited about the opportunity that continue to drive our roadmap forward. Sanjay just talked about that. And at the same time, how to integrate that in with VMware’s capabilities. And I think, in the end, what really matters is what customers are saying. So I was out to dinner last night with my team, we have a team here, we have relatively small booth at VMworld.

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

They were mobbed, right?

Patrick Morley - Carbon Black, Inc. - CEO, President & Director

They were mobbed. And we had 40 — one of the people working in the booths said we have 40 customers of Carbon Black come forward. And just — and absolutely, all of them said, we are so excited about the opportunity to work with Carbon Black with VMware, we get it.

So on a customer level, that’s the reaction you want. You want customers who are seeing the value of leveraging the capabilities of VMware and the capabilities of Carbon Black to fundamentally change security because, again, when I started, security is broken. And the more we can do to build it in, the more we can give customer value in one platform and one spot, customers are going to save money and they are going to be protected more effectively. So in the end, the customers are the ones that are going to tell us how they feel. And right now, what they’re telling us, initial feedback is the opportunity once we close the transaction is going to be good for them. Thank you.

Paul Ziots - VMware, Inc. - VP of IR

Thank you, Patrick, and thank you, Sanjay. Sanjay, we’re going to do Q&A. We’re going to bring Pat back up and we’re going to do Carbon Black-specific Q&A.

***

22

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Q U E S T I O N S   A N D   A N S W E R S

Keith Frances Bachman - BMO Capital Markets Equity Research - MD & Senior Research Analyst

Sanjay, I wanted to correct you a little bit, it’s not that the network security guys or the endpoint security guys haven’t tried to cross that transom, right? The network security guys have tried to go into endpoint. The endpoint security guys have tried to go into the networks, it just hasn’t been successful. There hasn’t been a successful example. Why are you guys going to be different? How are you guys going to be able to cross thattransom? And it’s not like people haven’t tried to consolidate security before. There’s a lot of vendors out there, big vendors out there who’ve made a lot of acquisitions try to consolidate, but they just can’t get the end-user to consolidate to move away from their separate vendor? How do you sort of do these two things that historically haven’t been able to get done from either a go-to-market perspective or a technology perspective? What are you guys going to do differently?

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

Yes. This is nice. We’ve got Pat and Patrick. Listen, I think there’s two things that’s different. #1, we are taking different approach at scale of making it intrinsic into core platforms, which other people have said they’re going to do, but didn’t have the ability to do. For example, our control point of 70 million VMs gives us an ability to do this that the servers have never done before. Now the Symantec, McAfee ever did that before, that’s like not even hype that’s something we can do like tomorrow, I mean, part of it’s already — we’re done, that’s highly differentiated. And most of the endpoint folks were thinking only about the client endpoint. Things like bringing endpoint management and security, I think, in this new era, is so much easier in a cloud-based model, which with Workspace ONE and Carbon Black is much tougher in a signature based model of the past or systems center. I mean the previous tools that did this in the past were system center for management 10 years ago and Symantec for AV.

Those are all — client/server architecture is very signature-based, much easier in the cloud. So the technology is so much different this way when you think about cloud and our intrinsic approach. On the go-to-market — somebody with our scale at 10,000,500,000 customers, the presence of not just VMware and Dell, there are other companies who have that too. Cisco has that too, but they’ve done very well in network security but just haven’t had enough of that credibility in endpoint, and vice versa, the endpoint guys never had our scale, okay? I mean they’re all half wear size or quarter wear size, even the biggest of them.

So I think we have to execute and do — I think people are asking the same questions of AirWatch 5 years ago. Why should a data center company be thinking about mobility. And we use our distribution, which I would say, we had less so 5 years ago. If anything, we have more credible distribution between us and Dell, and we think that, that should allow us to be positioned hopefully for its success. Pat, do you want to add anything?

23

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes. In the network space, I’d point out that our network security portfolio is almost all organic, right? We’re not buying a bunch of piece parts and trying to stick them together. How successful was Symantec’s play to stitch their solutions together, right? It’s still a bag of piece parts today, right? We’re doing a lot of this work organically and adding Carbon Black into high velocity. We’re adding it into AppDefense, which is all organic. So I think we start from a much better engineering and architectural framework to put these pieces together, right, and add some of the security capabilities into it. We’re also very much — in some of the cases, I’m going to be proud if I don’t show up in the Gartner Magic Quadrant for each individual products because I think that’s a picture of the past, right? We’re trying to create a security platform, right, where you’re starting to displace those entire categories and say those should -- these should just be in the platform themselves, right? And we’re also seeing that, I’ll say, the hideousness of the security environment has now become a weight on the shoulders of CIOs, but they’re — I got to fix this. We have one customer who have 17 agents per client that takes minutes to boot just to bring up all of these agents. They’re looking at this now, right, it’s becoming a business issue and it’s looking at user experience on the client-side, right, truly embracing multi-cloud. It’s not like I can just take on another warm sweater and feel better. I got a problem. So we definitely feel that momentum as well. So it’s really going to be seen as an architected, integrated, intrinsic solution platform that we’re bringing to the marketplace. Like if you think about one of the — where does VMware do spectacular engineering? Core ESX, core NSX. This agent that we’re going to integrate these solutions, that’s an area we’re going to do spectacular engineering to simply make a better product.

Rajiv Ramaswami - VMware, Inc. - COO of Products & Cloud Services

Just one point to add to what you guys said. Rajiv here. So the other guys who went and do — tried to do both, they all started with a position of strength in one area. They’re either very strong in network security or very strong in endpoint, and then they ended up typically buying something that wasn’t very strong in the other and they had no footprint going in. Keep that in mind. So in our case, yes, we have a pretty strong footprint in network security. I would argue half the business in NSX is related to security. We have a pretty strong footprint when it comes to endpoint in terms of presence with Workspace ONE already in management and security are coming together. We obviously have a massive footprint in vSphere, and we’re buying a company that’s already at scale with Carbon Black, and establish them sooner as the next integration endpoint provider. So that hasn’t been done before.

Patrick Morley - Carbon Black, Inc. - CEO, President & Director

And I would just add 1 point, which Sanjay already mentioned. I’d just reinforce it. The cloud fundamentally changes the equation. So our ability to actually innovate on the cloud allows us to innovate across multiple environments very, very quickly. And when you talk to CSOs and when you talk to CIOs today, if you rewind the tape 5 years ago, security was seen more on a niche capability. Now it’s fundamental. And what CSOs and CIOs want is they want a platform. They want consolation of capability across their environment because security is so important. And so we’re at a unique point where the cloud allows us to innovate very quickly and provide value very fast. So that’s why I think the opportunity in front of us is very strong.

24

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

I would just build on Rajiv’s, listen, this was — if you were to replay history 5, 10 years ago, if you could have put together Cisco and Symantec, (inaudible) the technology has changed a lot. That would have been a combo. And to Rajiv’s point, it was always strong in one, weak in the other, and you never got 2 strong players. That’s what we’re doing, bring strength on strength.

***

Keith Frances Bachman - BMO Capital Markets Equity Research - MD & Senior Research Analyst

I did want to ask about — because one of the emerging parts of the Carbon Black story that was really interesting was that AI, data lake and whole kind of data lake concept, which I always found really interesting because that’s becoming a really important part of security is the visibility and the analytics behind security. Is that kind of analytics play, is that just in security or does that expand beyond that in terms of visibility and analytics become more important with that whole sort of spectrum going into managing and control and for the broader VMware portfolio?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes. And not just — just one of the things, right, and this is one — I mean, we did a lot of diligence on Carbon Black. One of the things that we actually came away with, a little bit to our surprise because CrowdStrike is sort of a darling and so on, their cloud position is actually stronger technically than where Carbon Black is and we — I mean, where CrowdStrike is and we could dig into that. Because remember, we’re going to start giving telemetry from the network and from vSphere, right, so that becomes a huge point of data ingest, right? This is going to be — that was — Raghu’s comment in the — nobody else will have that level of introspection from the application through the network to the endpoint hitting a cloud environment and able to reason in analytics over it. So that’s going to be a superpowerful piece. And in this area, Carbon Black was comfortably ahead of CrowdStrike or anybody else in the industry.

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

And you called it, Patrick, so network effects, right?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Right.

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

Of being able to supplement and take their telemetry and add to it.

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Raghu needs to help us as well here.

25

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Rangarajan Raghuram - VMware, Inc. - COO of Products & Cloud Services

To add to your point, this is exactly the same architectural pattern that we’re deploying in management. Sanjay alluded to it, we’re already doing on Workspace ONE. And if you saw some of the demos Ray showed yesterday, we’re doing it in our virtualized cloud management portfolio as well. So yes, this is a common pattern instrument, get a lot of telemetry, reason over it in real-time and then automate the closed-loop response.

Patrick Morley - Carbon Black, Inc. - CEO, President & Director

Carbon Black collects the richest set of data in the industry on security side. That’s how we built our whole platform to collect massive amounts of data to be able to see and stop the adversary. That’s the whole premise of the company. And the additional telemetry we’re going to have from the scale that VMware has is awesome. And I sat through the Workspace ONE presentation yesterday, and a lot of the thinking there from a telemetry standpoint, it mirrors right against what my threat analysts are doing as well. And so the opportunity we have to consume more data, get the benefit and the network effect is huge. And that network effect is, we see something anomalous somewhere across the globe, we can protect millions of endpoints, millions of workloads instantaneously because of that data we’re collecting.

Paul Ziots - VMware, Inc. - VP of IR

We’re going to go to Michael here.

Unidentified Analyst

So 2 questions. One, you started to go down this path and talked about some things that are different about Carbon Black. I think investors have said, okay, I get endpoint, why Carbon Black, in particular? So I’d like from both Patrick and Pat to talk about what really — your overview of what’s differentiated? And then secondly, you talked about where you are in NSX with half of the applications, application of it being in security? There’s a big debate about how network security will evolve as we move to cloud over time. Is it on-premise firewalls, is it VMs in the cloud, is it net — is Zscaler model. So I’d really like to get your vision of where that’s going to go and how you’re going to participate.

Unidentified Company Representative

Do you want to start? The question was first part question, how is Carbon Black differentiated. Second part, maybe Rajiv can help us also in networking NSX.

Patrick Morley - Carbon Black, Inc. - CEO, President & Director

Well, I think, there’s two core aspects, and Michael you know this, at least at a — certainly at a high-level. First one is what I just talked about, which is we fundamentally believe it’s all about the data. And Carbon Black was founded by a team that was trained as hackers and they recognized that the only way to see and stop the adversary is to always be collecting that data. So again, we had the richest set of data in the industry and we combine that with — we’ve built a multi-tenant SaaS platform from the ground up to be able to analyze that data at scale. And so — and then on top of that, we’ve started to offer a set of services. You can see some of those services up on the screen, and obviously the play moving forward is to advance those services as quickly as we can and leverage the power of VMware.

So when we’re out in the market talking about our story, the story we’re talking about, it’s about the data, it’s about the power to actually see and stop the adversary, leveraging the power of our cloud. And that’s what we’re proving out right now in the marketplace. And again, I won’t speak to why the VMware team decided on Carbon Black. I’m certainly very biased about it. I think we have the best product in the marketplace. And the scale we’re going to get is going to be awesome.

26

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

I’d just say a couple of things. Listen, we like the culture. People ask me, the culture of the company fits very well with our culture. They love innovation. They’re customer focused. 5,600 customers is #2 — twice the number of their competitors — their key competitors. And there’s only two companies doing security cloud. So sort of 1 or 2, and as we got to know them, we really like the culture. They built integration already in. In addition to the data lake, I pointed to 2 other things. Doing this in the cloud, okay, as opposed to doing signature based on-prem is very different. So that cloud-native architecture in a very smart, light agent, you have to do that in a very different way than fat agents, which is a traditional way the legacy guys have done it. All those things were differentiated. We added the things that we think we could do. And as we were doing the due diligence, it was very clear the technical teams felt like that wasn’t going to be a lot of work. So I said, great. Let’s — and then, of course, the timing. VMworld is good. You want to answer the second one, Rajiv, on networking and NSX, and where we could take that?

Rajiv Ramaswami - VMware, Inc. - COO of Products & Cloud Services

Sure. So when it comes to network security, we are looking at tying the security. Historically, we’ve tied it to the applications, right, when we done NSX. Now these applications are now running in distributed environments. They’re running in the cloud, they’re running in data centers, they’re running at the edge. And so the work that we’ve been doing, and you saw that with NSX intelligence, is about how can we understand the application, build a map of that application end-to-end, everything that’s needed to run that application, who it needs to talk to, and then automate the deployment of security policies across the entire infrastructure, where ever it be, right? Maybe in the data center, maybe in the cloud, maybe in the branch. And you’re going to see that security integrated into every component. So when we have our SDWAN, we’ll security there. When we deploy our cloud solutions, NSX gets sent to the cloud, right? So — and we are using the intelligence to understand the application behavior and then bring those policies in.

So that’s a very broad-based view on — again, this notion of adding security intrinsically inside the environment as part of the network without having to bolt things on and understanding from a position as an infrastructure provider as to what’s running on that infrastructure and protecting it and automating and adapting it as things change.

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

And the vision that we would have is, one, application, right, spits out of a CICD the pipeline, right? It deploys intrinsically secure, both at the application layer and at the infra layer, right? That’s the vision that we’re pursuing, and that there is never a moment in that application’s life where a separate CSO was patching app — things on and are having to update firewall rules or they’re having to open ports, right? It is all delivered as part of the native CICD pipeline. And any time that application moves or migrates, all of its security policies and mechanisms are moving with it. Anytime the application is updated, right, it is automatically updating all aspects of its security policies, right, and mechanisms as well. That’s the path that we’re on. And that, in some ways, ties together, right, the bookends that we’ve laid out, which we build and protect, right? Because in between, essentially, it all needs to become automatic automation between it. And those bookends, right, become the elements that are most important to the business owners in the future.

Paul Ziots - VMware, Inc. - VP of IR

Michael, did you have a follow-up at all. Are you okay?

27

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Unidentified Analyst

(inaudible) intrinsic but can it also be extrinsic? In other words, can you solve these network security problems for non-VMware environments, is that part of the goal?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Oh, yes. And I’ll tell you, in many cases, like some of the networking aspects today, we’ve now decoupled NSX from vSphere, right, which has (inaudible) on in my keynote as well, right? We’re also going to be doing much of this in native container environments, where essentially, we’ll have an AppDefense-like mechanism for container environments as well, where essentially we’ll become an agent-like model in those environments. So you’ll essentially get much of the network. We’ve already released Service Mesh, right, which is the ability to do that or enforce that into containerized applications that are independent of our networking. Secure State, as we’ve delivered it today, has nothing — has no reliance on an underlying VMware environment. It’s simply introspecting across the micro services footprint. So many of these things. Obviously, when we tie them together, we’re going to give customers a lot more value, right, but we see this layered approach as critical for an open ecosystem, right, of a very dispersed multi-cloud delivery model.

Many of the mechanisms — and if I pick on one more here, right, we expect like Pacific is going to have to include a number of these mechanisms as part of it. But we fully expect that IBM is going to put OpenShift on top of it, right, as another example. We’re going to keep that ecosystem strategy alive and well even though we’re going to be integrating, validating the full solution stack when it is built on a VMware infrastructure, and we’re going to be able to do some hybrid things that you can’t do if it’s disparate infrastructure.

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

Categories 2, 3 and 4 have nothing to do with vSphere potentially. Workspace ONE, it can be on for customer. NSX’ platform monitor we were running on top of containers and Secure State. And even category 1 long term doesn’t. This was just a starting point. It could be containers, EC2 or Azure compute, any workload. So we’re not going to tether this, of course. We’re going to go to a place where we can get an inherent advantage, but we’re not long term tendering column just to boost here.

Paul Ziots - VMware, Inc. - VP of IR

Okay. The next question, Raimo.

Raimo Lenschow - Barclays Bank PLC, Research Division - MD & Analyst

I get the first pragmatic way like, look, you have probably like a very good endpoint solution provider. You have muscle steel. Like in terms of more the bigger picture of selling this whole message, I get the vision, like where are you in terms of spreading that vision together and selling them? Like how — what pieces need to come together to be able to actually sell that? And so how long — i mean, do we have to wait for that?

And then as part of that question for Pat, like what else — like security’s much broader than what you have. What else do you need, and how do you bring it together? And I did ask a question on the floor yesterday, and everyone came back with the same answer. And so a pan solution is — maybe I’ll ask you.

28

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Why don’t I take the first one? You take the second one. Listen, I think what we’re excited about both of these is they’re not small tuck-in acquisitions of an acquihire. They come with go-to-market teams, both Pivotal and Carbon Black. So we are acquiring companies at a reasonable amount of scale, and we intend to keep those specialist resources and grow them. That’s the model we work effectively. Our end-user computing team has been successful because we built on top of AirWatch’s business that’s been able to allows those specialists to augment the core. Our networking team now, we didn’t get a large go-to-market team from last year, but we’ve built it up. People who came with the Cisco, Juniper, Arista-type background into that team. And with both of these we’re going to bring people, who are specialist experts in that development modern apps in the case of Pivotal and security.

Now the good news is, in this case, in Carbon Black, they have lots of synergy. I mean, Carbon Black guys have been all over the EUC guys this week because there’s synergistic conversations, where the Workspace ONE team is being — is seeing an endpoint security bake-off going on. So we can bring them in where there’s some spiff incentive between the EUC team and the security team post close to get them to work together. I can design that into the pump lines of both of these folks, right? Then you get some sort of this 1 plus 1 equals 11 sort of dynamic between Workspace ONE and Carbon Black. I wouldn’t expect the Carbon Black folks at the meeting because we’re just bringing them in to know all the aspects of Workspace One, so I don’t expect the vice versa as much. Same thing with the NSX team down the road, when we have that integration, network’s running analytics. But app defense team, the whisker’s already in motion.

So that’s how we want to make sure, as we take a critical mass of go-to-market that we already have, which is what they bring in, keep that sustained position. There’s going to be some stand-alone security sales they’ve got to keep doing. And then at the big — at the high end of the market, which is the global and the enterprise 1, enterprise 2 accounts, Dell and VMware has some incredible CI relationships that stand-alone players don’t have. We just have relationships that we can call and see and say, “Listen, there’s a bake-off going in there. Here’s our road map. Why would you want a point tool when our security landscape’s so much bigger?” And that’s what we saw happening in the early dynamics of AirWatch versus mobile line good bake-offs 5, 6 years ago. We play a different game in the enterprise, and that’s why we there were big deals that are done.

Zane C. Rowe - VMware, Inc. - CFO & Executive VP

Yes. The other aspect of this is, I mean, people aren’t going to rip these things out just because Pat stood up and said, you should, right? I mean, a lot of these things are really sticky right in there, and that’s why the ecosystem play is really important, right? It’s going to be a long time before they rip out all their firewalls even though the edge doesn’t mean anything anymore, right? It’s going to be a long time until they get rid of all their IBS-es and IPS-es. And many of these products are super sticky, right? They’re going to have gone through unique validations, regulatory environments. And that’s why the regulatory play and the ecosystem aspects are going to be so critical. This is a long journey that we’re on, and things like service insertion inside of NSX, open APIs, right, many layers of the stack are going to be super important to us. But our mission is, hey, why do you have an IBS, IPS? Go on. Why do you need a physical firewall? Go on. Why do you have a Qualys or Tanium or a McAfee or Symantec? Go on, right? We’re going to be going in and say, “We have a better way to do those things.” And one by one, we’re going to eliminate a lot of these point solutions, take budget away from those areas and give a far more operational and scalable solution, right, as we go into the future. That’s the game plan that we’re going to have.

And obviously, we have to execute it well. We have to go deliver better products, right, at better value propositions. And ultimately by delivering new capabilities, and in particular, the cloud comments, right, we’re also — and we’re going to be able to do things that you couldn’t do before, right? And everybody who’s not using us, they’re going to have a Spectre kind of issue, right? And everybody who is using us, oh, it was automatically fixed, right? And a few of those, we’re going to — I truly believe that as we start having just more data to introspect, the more control points across the solution. It’s going to be a great answer for customers.

Paul Ziots - VMware, Inc. - VP of IR

Right. Well, I just realized something, Engel was here today. So Engel, Raimo; Raimo, Engel. We’re going to introduce you after the session — for a while here. Okay, Nehal, you have a question over here. Please.

29

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Nehal Sushil Chokshi - Maxim Group LLC, Research Division - MD

Yes. Nehal Chokshi from Maxim Group. You said briefly when comparing a CrowdStrike on a cloud-based capabilities of Carbon Black that fundamentally you believe they have a better technology, and that there are some metrics that you can talk to about that. I was just wondering if you could flesh that out.

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

Yes. I mean, listen, first off, 5,600 customers. Start with customers. The IP...

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Well, I think he said specifically the cloud aspect, is that right?

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

The cloud aspect. Why don’t I let you start?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Again, it goes back to what I articulated earlier in regards to the data collection capabilities and the way we’ve built the back end. Fundamentally, from the beginning, we said, “You can’t take any shortcuts on the data that you’re collecting.” So we, today, are still the only vendor in the marketplace today that is always on doing continuous collection of the data that an adversary, that an attacker is going to touch or change in order to run an attack. And so that fundamentally allows us to collect that data, analyze it and then monetize it without having to collect the data again. So you think about it today, where the market’s going, right, customers want one platform. They want multiple capabilities on that platform. And we think the foundational elements of those, as I said, is it’s the data and it’s the analytics you apply against that data. And then you can monetize multiple ways on top of that to provide real value for customers. And it’s in that area where our cloud capabilities are stronger than theirs. Yes?

Nehal Sushil Chokshi - Maxim Group LLC, Research Division - MD

(inaudible) I’m sorry. As a follow-up to that, do you have like efficacy rates that you can talk to as far as rate of prevention from attacks relative to the competition that’s third-party validated?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes, we do, but I will tell you that Symantec’s efficacy ratings are 99.3% or 99.7%. And we know, when you look at real-world attacks, that that’s just not validated. And so efficacy, this is one of the things with security, for those of us that have been in the industry for a long time, where the model is going right now for attackers are what we call living off the land attacks. They’re not laying down malware to run an attack. Why would I put something foreign in the environment when I can just use all the utilities that are already shipping on both physical and other types of devices? And so, again, if you go back to our core foundation of that data collection, that data collection allows us to see those attacks where they’re using utilities that are already on the machines, like PowerShell and others, to run the entire attack. We can see that it’s not an IT person actually using apps as an attacker. And again, the only way you can do that is with the data.

Paul Ziots - VMware, Inc. - VP of IR

Any other questions on security? If not, we’re going to move into the more general Q&A session. So thank you, Patrick...

30

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes, thank you.

Paul Ziots - VMware, Inc. - VP of IR

And Sanjay and Pat, please stay up here. We’re going to have next up, Ray, Rhagu and Zane will join us. And if we have any questions, we still have Patrick here with us. And we have Rob here with us. We have Scott Yara from Pivotal. Thank you, Scott. We also have Rajiv, and we have [Shaker]. So all can participate in this. It’s more general, more comprehensive Q&A session. Brad, you want to start us on this, too?

***

Brad Alan Zelnick - Crédit Suisse AG, Research Division - MD

Project-specific, which seems to raise a lot of eyebrows this week was the highlight announcement. But as Pat said, your play — you have a home-field advantage with this audience. And I think while it seems natural as peanut butter and chocolate or whatever combination you might think of, as I think of product strategies, many of them are customer-driven. But then on the other hand, there are other product strategies where if it weren’t for Steve Jobs and the iPhone, I don’t think we would be holding these devices today or perhaps not driving an automobile. Can you maybe just take us back to what led to the formulation of this strategy and the proof points that give you confidence that bringing together Kubernetes containers and VM’s make sense, and that this is actually what the world is going to demand?

Ray O’Farrell - VMware, Inc. - CTO & Executive VP

Yes. I mean, I think I’ll start, and others can — the fundamental observation is that if we look at enterprise applications today, right, and they say, “Look, as companies build these modern applications, they’re going to close this with the current applications, number one. And number two, these modern applications themselves are not the simple, stateless applications that characterize additional generational containers, but complex applications where there are things that would deliver in VMs, things that would; deliver in containers, things that are going to be in services, right?”

So we started with an understanding of the modern application landscape in an enterprise, and it was pretty clear you needed a single platform that did it both, right? That was observation number one. Observation number two was that as we are all familiar with the IaaS trend for the last 10, whatever, number of years, right, and as we also saw what happens to IaaS, it’s pretty clear that Kubernetes is becoming the new IaaS, right? And so if we’re going to be a modern infrastructure platform, then you’ve got to be on a Kubernetes platform and point it at real estate — modern application real estate, enterprise application real estate, which consists of modern and traditional applications, right? So that is a problem that we’re going to try to solve for. So Rajiv, do you have anything else to say?

31

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Rangarajan Raghuram - VMware, Inc. - COO of Products & Cloud Services

Yes. I think I’d go back to my earlier comment. I walk into to customers, and this relationship between the applications and — applications as part of that customer and the — let’s call it the infrastructure supplier within the customer. And they look to each other, and there’s a clear sense from the application or the line of business saying help this guy help me. And that is exactly what we’re seeing. We’re seeing that there is demand for both of those are occurring. I think also, realistically, you are going to have the mixed applications. And the vast majority of containers today run in VM, so we don’t see that suddenly changing anytime soon. So the ability of a unified approach managing that infrastructure just seems to make sense to when you think about companies going through a digital transformation like that while I leverage this new app.

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes. I would just add one little point. We had Joe Beda onstage on Monday, the first Kubernetes — or 1 of the 3 guys that invented it. And one of the magic moments I’ll say in this progression is we did the Heptio acquisition. We now have 2 of the 3 the creators of it, the architects of it, the people who are carefully curating this process of standardizing in and its evolution in the industry. And then these things are very fragile in this embryonic state, right, because they can become like sworn for Docker, right? Both gone, right? The Tablea, right? It’s all history. Or they become so, I’ll say, commercialized. The open source community goes away and developers and then never become standards. So in this embryonic phase, Joe and Craig in particular really represent that for the Kubernetes community. And they came in, and (inaudible), the guy leading the architectural work in part of this vSphere and this work as well, they spent a couple of months just crawling through every intimate detail of Pacific, right? Made a bunch of adjustments, right, on how to better align with the spirit and architectural direction of Kubernetes. And as that finished, there was a big thumbs up, right? They came out of something that we believe uniquely satisfies the infra and the developer view of how Kubernetes will be embodied. Now obviously, hey, the community got to believe that as well. But as we’ve been engaging with them, we think we’ve got it right, right? And that’s really sort of the Goldilocks comment that you heard on stage, not too hot, not too cold, not too developer, not too infra. And if we get that right, that’s magic.

Rangarajan Raghuram - VMware, Inc. - COO of Products & Cloud Services

The only thing I would say is if you look at ISVs, I mean they were the leading edge data point for us. The ISVs are not writing to the EC2 API or the OpenStack API anymore. They are writing to the Kubernetes API, right, for an operations model of their software. And so that tells you clearly that there’s a fundamental — so it’s going to be a player in infrastructure. That is the platform that they represent.

***

Kasthuri Gopalan Rangan - BofA Merrill Lynch, Research Division - MD and Head of Software

***

And a question for you, Sanjay. You’ve got 2 major acquisitions. The selling cycles are going to change dramatically. How are you going to approach the next fiscal year go-to-market motion, marketing quota, hiring salespeople? That’s really a big, big, big task. How are you approaching the job differently as you go into next year?

***

32

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

On your second part of your question, Kash, I would say it’s early, but we have a playbook, pending close, that we’ve been sort of humble and hungry as to how we have handled acquisitions with offering Boards, raise the executive sponsor for Pivotal and the executive sponsor for Carbon Black. And we seek to keep those reasonably intact with their own go-to-markets as opposed to just pulling the piece parts of the various side and integrating them into VMware. And we’ll follow that similar playbook in terms of how we’ve made AirWatch and some of the other ones successful.

But I think from the solution perspective, which was what Pat talked about, our team has been asking for clarity on containers. And I think the messaging now, I mean, it was confusing to customers because we were saying PKS and Heptio and PCF and PaaS, and our customers were confused. And what happens when there’s confusion between VMware and Pivotal? OpenShift or MPLS comes right in. So to just have everything under Tanzu is beautiful because the marketing simplification of being able to say, “We have a single name now that move piece parts, and Ray’s going to organize underneath it.” And that road map will come, but this is — Tanzu’s a Japanese word for containers, this is our play. It just gives the sales teams who — we have one of our plays today called modern apps, which is sort of partially what #1 is. We — I mean the sales teams were confused as to what they should sell. And going into next year, we’ll have tremendous clarity around that. On the protect part, very quickly, we have a play today around networking and security. We say, call it transforming network and security. And I would say we would probably break that out. I think there’s a necessity for both the connect part of it, which is transforming networking. We could probably create a new one, which is the fifth model there, transforming security. And what we will do there since that’s newer for us, I would say the container — and although you might think — our folks have been thinking a lot about VMs and containers.

In the security part, if we can build synergies with the EUC team and, over time, the networking team and then, really, into the Dell client team, it will make Carbon Black’s job much easier than having to just do it on their own, because the beginning of the average VMware rep [script], you’re not going to get security. But I want the core rep of VMware to do is if you heard the word security, if you hear one of the competitors going down on a deal, CrowdStrike, Symantec, McAfee, bring these guys in, and then have the EUC team and then really sort of turbocharge each other while we keep them separate.

So I think that these are the ways that we have some early thoughts as to how we simplify, with marketing move toward solutions. You’ve seen us doing big ads at the airports, okay, in San Francisco and New York that say containerware. We’ve been doing that leading up to this. We’re not changing the name of the company, okay? It will still be VMware. But we’re trying to say as the company who over 21 years spawned the notion of VMs being so fundamental, why not we also become the de facto container platform? And that’s what we’ll do in marketing. Air cover, drive to solutions and then sales protect the go-to-market specialist teams.

33

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Ashley Melissa Ellis - Cross Research LLC - Research Analyst

Ash Ellis from Cross Research. I’m not sure who wants to take this. But a lot of the solutions you’ve showcased this week have been highlighting technologies you’ve acquired, Bitnami, Heptio, CloudHealth. And obviously, you have a lot of technologies you’re going to be integrating from Carbon Black and Pivotal. How do you go about the decision of investing organically versus going out and buying that technology? And as you’re integrating these 2 larger companies, does that change your mindset at all in the coming quarters?

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes, I think you’ve seen — I think we’re doing a pretty healthy job of organic and inorganic innovation. Like we announced NSX Intelligence, that was all organic, right? We’re also combining inorganic and organic. AppDefense was all organic. And we’re now layering Carbon Black into that as inorganic. The telco platform was all organic, and we’re layering Uhana into that.

So for these areas, you’re acquiring sometimes because we just aren’t got it done ourselves. We ran out of budget, right? Zane shackled me from spending more. Or there was innovation that — there’s clever people — there’s more clever people outside of VMware than inside. And in the case of Avi, for instance, we had a load balancer in NSX. I think Rajiv and I — I don’t know. How many years have we talked about doing more on the load balancer R&D side?

Rajiv Ramaswami - VMware, Inc. - COO of Products & Cloud Services

3 years.

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

3 years. And when we got done with NSX-V to -T and doing the Layer 7 firewall capabilities and doing the Intelligence thing, I gave him like the 3 engineers and 2 cats, right, to work on the incremental load balancer. So we just didn’t get it done. And in that case, it was a pretty easy decision to, okay, we got to go acquire because people want a load balancer and slap top of their SDN.

So we’re working — it’s always better if we can do it organically. But in many of these cases, we’re investing aggressively, we’ve kept a very healthy R&D budget in at 17%, 18% range, we haven’t moderated that one bit, and I don’t expect that we ever will, right, as a company even as we go forward. And then as we go look into the industry between our investments, between our ecosystem, the Dell investments, we have a tremendous fan-out of being able to look at the inorganic ecosystem, right? And in that sense, we feel quite — part of the reason I feel like we’ve gotten a much higher success rate on our inorganic play is we’re looking better, we have a good strategy, we do aggressive diligence, we look at it from the cultural aspect, the ability to accelerate those companies. So all those taken together, I think we’ve done a better job in the organic as well as the inorganic play than most others in the industry.

Zane C. Rowe - VMware, Inc. - CFO & Executive VP

We run a fairly rigorous process internally as we look at the ROIs, we look at the horizon and we think about risk. And even what you hear today is not only what we believe these companies will do within the portfolio but what the portfolio will do benefiting from the companies as we augment them. We go through the same process internally, and we think about the discipline around looking at that return profile. It’s worked very well so far.

34

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Matthew John Swanson - RBC Capital Markets, LLC, Research Division - Senior Associate

Yes, this Matt Swanson from RBC. I think you’ve done a really good job today laying out some of the synergies from the strategy around Carbon Black and that whole protect vertical. Could you give us a sense, though, for how understood VMware is as a security provider within your customer base and just if there’s perception challenges that kind of go along with the technology capability challenges?

Sanjay J. Poonen - VMware, Inc. - COO of Customer Operations

Yes, I’d start. And Pat, feel free to add, or Raghu and Ray. I’d say we’re early. I mean when I talk to NSX customers, as Rajiv said, about half of them are using them in security use cases. So the CISO who likely had to sign off on that use case was aware of it, but we probably don’t have a relationship that’s key there. Increasingly, Workspace ONE, I’ve noticed the same thing when I talk to customers, I look at their business card and say who’s — who do you report into? Half of the time, AirWatch, now Workspace ONE, is being signed off by the CISO in that department but, again, probably don’t have a relationship with infosec teams. That changed with Carbon Black. They have a strong relationship, and it’s not just like 50 customers. We’re talking 5,600 customers. We use them internally, too. So it’s a sticking point. Is it as strong as the biggest company? It isn’t, but it’s not a small startup.

So we would take that there are other aspects of our partners that have also angles into the CISO. So like I mentioned Secureworks, they have a very strong CISO relationship. Dell has an entire solution play called security transformation that has complementary products to Carbon Black like RSA, like the Secureworks part. I hope that Carbon Black will be the top thing that the Dell reps talk about when they talk about security transformation because the integration we plan to do is with Dell laptops. So we can do that.

The combined aspect of what Carbon Black brings us in CISOs, the partners that we have, especially Dell, will establish your credibility. But is going to be a journey. I think we get a running start with this, which gives us a critical mass. And our goal is — tremendous relationship with CIOs, as I mentioned, okay? The CIO relationships with the top 5,000 companies, we probably among all infrastructure companies have the best. And if we don’t know somebody, probably, Dell knows them. So we’re very, very well positioned there.

The CIO so typically reports to that person, and we think we can use the CIO relationship and the starting point of the CIO’s relationship and get to build it. Our goal is to have as many CIO relationships, CTO relationships that do infrastructure and cloud and CISO relationships over the next several years.

Zane C. Rowe - VMware, Inc. - CFO & Executive VP

And I would just add one point, which is if you look back a couple of years ago, CISOs were kept out of the infrastructure side. And now increasingly, CISOs are being tasked with and mandated to figure out security for infrastructure. And so because of that, I think the opportunity that we have is to actually align with where customers are going to. And one of the core reasons that CISOs are getting pulled in is because the security spend is increasing so much that the CIO now is getting way more actively involved. And if I just look at my time horizon the Carbon Black and the security industry, CIOs in general today are much more involved because they’re trying to rationalize all the security spend, and they want to understand how do I take all these disparate components and pull them together and make sure that I’m optimizing my spend. So I think we align with where the industry is going.

***

Keith Weiss - Morgan Stanley, Research Division - Equity Analyst

This has been super helpful. A question that just sort of came to me in this entire day, and this isn’t meant to be provocative. But like, Salesforce.com has made some big acquisition, and investors kind of come back to me and say like, oh, no, they’re turning into Oracle, right? And you guys continue to build up the portfolio, and you have this big platform. You’re trying to get into your customers. And I could imagine investors coming to me and saying, are they going to turn into the next IBM? So the question to you is, how do you avoid that, turning into the next IBM or that, hey, listen, we’re a jack of all trades and master of none, and we’re all about the account control and stuffing more stuff into our accounts?

Thus far, you’ve done a really good job with acquisitions. Like, AirWatch was super successful, and Nicira was super successful. How do you keep that going? How do you keep the innovation engine going and don’t become that, hey, listen we account control so we could just shove whatever we want into that account.

35

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Yes. And I think one of the antidotes to that is culture. And I’ll just say we are maniac about the underlying culture of the company. And clearly, it’s easy to talk about culture, it’s hard to make it what you live, right, in that sense. And some of the things, tech for good, these innovation aspects, we put on RADIO, right, our Research And Development Innovation Offsite. It’s just a geekfest, right, a couple of thousand of our engineers together, right? Or our patent culture, right? Flings and just class A engineers hire class A engineers because they want to work together. If you have class B engineers, they higher class C, right? This huge focus on the top of the technical pyramid. Those kind of — so you’ve just got to keep building that culture all the time. And obviously, being a techie myself, hey, to me, a great day in the office is geeking out with some of our engineers and help getting into the bowels of it.

I think where we also have done well, but it isn’t acquiring, it’s acquiring, integrating and innovating on the things that we bring in. And the — we are going to paratroop, right, some of our best and brightest principal engineers into Carbon Black ASAP, right? Project Pacific, we took Craig, right, the integrator of Kubernetes and dropped him into the core team vSphere team, right, and just go architect a great product, right? It’s just that it has to be a great product or it isn’t VMware, right? And you’ve got to keep building — a mediocre product should never be part of our portfolio ever, right? We just got to keep making great world-class products.

We also have to be very clear about what we’re not, right? We’re not hardware. We’re not consumer. We’re not applications. This is our space, and our strategy has, I’ll say, the profit from the core mentality. Everything has an adjacency that we’re building on, either sales momentum, technology momentum, customer buying patterns. Everything is building on, and it makes the next one less risk, right, as well because none of these are jumping into radical other markets. They’re highly leveraging things that we’re already doing. But I think every company has this risk as it gets better as — I mean as it gets bigger, right, as we go forward.

And obviously, as you’re looking at the executives on today’s stage, hey, a lot of us are very technical right, as well. And — right? You can go to a lot of the top executive teams, right, and you’ve got to look 2 or 3 layers deep until you find deep technology. And that’s not who we are, right, at that level. And we’re pretty committed to be this deeply technical, product-oriented, innovative company at the highest levels and at the lowest levels of the company.

***

Patrick P. Gelsinger - VMware, Inc. - CEO & Director

Great. And hey, thank you for the time. And obviously, many of you, we know well for over long periods of time. Thank you for spending time with us learning more about our strategy and where we are and, as I say, a very exciting couple of weeks for us, acquisitions, earnings and now the biggest party we throw in the year.

Fundamentally, we are out to build a truly great company when I say that’s a company that has a great culture, right? And cultures last longer than any products or strategies do, right? Second, that’s — we’re able to be this ongoing innovative, disruptive company in categories and in industries that — and somewhat building on one of the later questions that fundamentally if a product is a little bit better than a competitive product, it isn’t interesting to us. We’re just out to do these radical, disruptive, change industry, category-defining kind of innovations over and over again, maniacally focused on delivering the right thing for customers, right? And if you do the right thing for the customers, everything else follows.

Good business fundamentals. We’re a growing, profitable business, right, that has solid economics behind it yet we’re still sort of old-fashioned. People should make money, right? And it has to be based on good business fundamentals. And we think we have a pretty good view of what we are, what we want to become as well as what we’re not, right, so a clear strategic sense of where we are. And for that, we certainly hope to well reward, right, our customers, our stakeholders, employees and shareholders.

So thank you for spending time with us today.

36

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

AUGUST 28, 2019 / 4:00PM, VMW - VMware Inc Financial Analyst “Bus-tour Style” Q&A Meeting at VMworld

DISCLAIMER

Thomson Reuters reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies’ most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY’S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON REUTERS OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY’S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY’S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

©2019, Thomson Reuters. All Rights Reserved.

37

THOMSON REUTERS STREETEVENTS | www.streetevents.com | Contact Us

©2019 Thomson Reuters. All rights reserved. Republication or redistribution of Thomson Reuters content, including by framing or similar means, is prohibited without the prior written consent of Thomson Reuters. ‘Thomson Reuters’ and the Thomson Reuters logo are registered trademarks of Thomson Reuters and its affiliated companies.

Supplemental Slides from VMworld Strategy Session with VMware, Carbon Black and Pivotal Executives

Welcome to the VMware Strategy and Product-oriented Bus Tour-style Q&A session at VMworld

VMware Vision

The Essential, Ubiquitous Digital Foundation

Any Device
75
Any Application
APP
Traditional
APP
Cloud Native
APP
SaaS
Any Cloud
Edge
Private
Hybrid
Public
Telco

vmware
©2019 VMware, Inc.
2

Any Device Any Application Traditional Cloud Native SaaS Any Cloud Hybrid Private Telco Edge Public Hybrid The Essential, Ubiquitous Digital Foundation VMware Vision

We are expanding our portfolio to

accelerate our strategy

Any Cloud | Any App | Any Device

APP
APP

Build	Run	Manage	Connect	Protect
Heptio	vSphere	vRealize	NSX	AppDefense
PKS	vSAN	WorkspaceONE	VeloCloud	SecureState
Bitnami	VMware Cloud	CloudHealth	Avi Networks	Carbon Black
Pivotal	VMware Cloud Foundation			
	VCPP			

vmware
©2019 VMware, Inc.

accelerate our strategy We are expanding our portfolio to Heptio PKS Bitnami Pivotal vSphere vSAN VMware Cloud VMware Cloud Foundation VCPP vRealize WorkspaceONE CloudHealth NSX VeloCloud Avi Networks AppDefense SecureState Carbon Black Any Cloud | Any App | Any Device Build Run Manage Connect Protect

Pivotal
Build
bitnami
Modern Applications
Existing | Open Source | Cloud Native
Run
Kubernetes Grid
SDDC | Public Cloud | Edge | Bare Metal
Manage
heptio
Single Control Point
Many Clouds
Many Clusters
Many Teams
vmware
SDDC
aws
VMware Cloud
aws
Microsoft Azure
Google Cloud
Public Clouds
Edge

vmware ©2019 VMware, Inc.

Together, we will deliver an enterprise-grade platform for any app We have increased our Kubernetes efforts with important investments over the last two years: Partnership with Pivotal on PKS Acquisition of Heptio (with two Kubernetes founders) Acquisition of Bitnami With Pivotal, we will deliver a comprehensive enterprise-grade, enterprise-scale application development platform and services Combination of the product portfolio, go-to-market and services assets will allow us to lead the industry transition and reinforce our credibility with developers We will reinforce our credibility with developers who are driving core IT decisions Run Build Manage Single Control Point Many Clouds Many Clusters Many Teams Kubernetes Grid SDDC | Public Cloud | Edge | Bare Metal Existing | Open Source | Cloud Native Modern Applications Vision: Transform how to build, run and manage modern apps on any cloud SDDC VMware Cloud Public Clouds Edge

Carbon Black Security Cloud
EDR (Endpoint Detection Response)
Next Gen Anti-Virus
Device Control
App Defense
Rogue Device Detection
Audit and Remediation
Vulnerability Management
Compliance Reporting
Managed Detection
APP
WL
vmware
Ecosystem
Workload Security
vSphere Platinum
Carbon Black
Agentless
Workspace Security
Carbon Black
Workspace ONE
Unified
Network Threat Analytics
NSX
Carbon Black
Embedded
Cloud Security
Carbon Black
Secure State
Integrated
Ecosystem
DELL
Secureworks

Carbon Black's innovations include:

Together, we will deliver the industry's first:

vmware ©2019 VMware, Inc.

Carbon Black Security Cloud With Carbon Black, we will take a leadership position in security Carbon Black’s innovations include: A smart, lightweight agent Cloud native, multi-tenant architecture An AI/ML based Data-Lake Together, we will deliver the industry’s first: Agentless server workload security Unified workspace security Sophisticated cloud and network security We will accelerate adoption through our enterprise sales reach, Dell’s product and sales channel and our extensive partner ecosystem We will drive adoption of Carbon Black’s innovation and deliver full portfolio integration Next Gen Anti-Virus EDR (Endpoint Detection Response) Vulnerability Management Compliance Reporting Managed Detection Audit and Remediation App Defense Device Control Rogue Device Detection Carbon Black Workspace ONE Workspace Security Unified Ecosystem Ecosystem Carbon Black Secure State Cloud Security Integrated Carbon Black Workload Security Agentless vSphere Platinum Carbon Black Network Threat Analytics Embedded NSX

This presentation contains forward-looking statements including, among other things, statements regarding the proposed acquisitions of Carbon Black and Pivotal Software by VMware such as: the amount and type of consideration expected to be paid for each acquisition; the net cash and equity payouts and dilutive impact on VMware; the sources of funding for the acquisitions, including VMware’s ability to access short-term borrowing; the expected timing for the acquisitions; the growth opportunities, acceleration and expansion of VMware’s offerings associated with each acquisition and potential benefits to VMware and its customers; the expected impact on VMware’s future financial performance and results of operations including revenue growth, subscription and SaaS revenues and operating margin. These forward-looking statements are subject to applicable safe harbor provisions under federal securities laws, such as the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (1) the satisfaction or waiver of the conditions to closing the proposed acquisitions (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all; (2) uncertainties as to how many of Carbon Black’s stockholders will tender their shares in the tender offer and the outcome of the vote by Pivotal stockholders to approve the Pivotal acquisition; (3) the possibility that either or both acquisitions do not close; (4) the possibility that competing offers may be made; (5) risks related to obtaining the requisite consents to each acquisition, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals and the risk that one or more governmental entities may deny approval); (6) risks related to the ability to realize the anticipated benefits of the proposed acquisitions, including the possibility that the expected benefits from the proposed acquisitions will not be realized or will not be realized within the expected time period; (7) the risk that the businesses will not be integrated successfully; (8) disruption from the transactions making it more difficult to maintain business and operational relationships; (9) negative effects of this announcement or the consummation of the proposed acquisitions on the market price of VMware’s common stock, credit ratings and operating results; (10) the risk of litigation and regulatory actions related to the proposed acquisitions; (11) other business effects, including the effects of industry, market, economic, political or regulatory conditions; (12) other unexpected costs or delays in connection with the acquisitions; (13) adverse changes in general economic or market conditions; (14) delays or reductions in consumer, government and information technology spending; (15) competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the virtualization software and cloud, workspace and mobile computing industries, and new product and marketing initiatives by VMware’s competitors; (16) changes to product and service development timelines; (17) VMware’s relationship with Dell Technologies and Dell’s ability to control matters requiring stockholder approval, including the election of VMware’s board members and matters relating to Dell’s investment in VMware; and (18) geopolitical changes such as Brexit and increased tariffs and trade barriers that could adversely impact our non-U.S. sales. These forward-looking statements are made as of the date of this press release, are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including VMware’s most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. VMware assumes no obligation to, and does not currently intend to, update any such forward-looking statements after the date of this release. Forward-looking statements

This communication may be deemed to be solicitation material in respect of the proposed merger with Pivotal Software (the “Pivotal Merger”). This communication does not constitute an offer to sell or the solicitation of an offer to buy VMware securities or the solicitation of any vote or approval. The proposed Pivotal Merger will be submitted to Pivotal’s stockholders for their consideration. In connection with the proposed transaction, Pivotal intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies by Pivotal, the Company and Dell Technologies in connection with the proposed transaction. The definitive proxy statement will be mailed to Pivotal’s stockholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF PIVOTAL ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Pivotal with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov. In addition, Pivotal’s stockholders may obtain free copies of the documents filed with the SEC through the Investors portion of Pivotal’s website at investors.pivotal.io or by contacting Pivotal’s Investor Relations Department via e-mail at ir@pivotal.io. Pivotal, VMware, Dell Technologies Inc. and certain of their respective executive officers, directors, other members of management and employees, may under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Pivotal’s stockholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in Pivotal’s preliminary and definitive proxy statements when filed with the SEC and other relevant documents to be filed with the SEC in connection with the proposed transaction, each of which can be obtained free of charge from the sources indicated above when they become available. Information regarding certain of these persons and their beneficial ownership of Pivotal’s common stock is also set forth in Pivotal’s proxy statement for its 2019 annual meeting of stockholders filed on May 3, 2019 with the SEC, which may be obtained free of charge from the sources indicated above. Additional information about the Pivotal acquisition and where to find it

Additional information about the Carbon Black tender offer and where to find it The tender offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell Carbon Black securities, nor is it a substitute for the tender offer materials that VMware and its acquisition subsidiary will file with the SEC. The solicitation and offer to buy Carbon Black stock will only be made pursuant to an Offer to Purchase and related tender offer materials. At the time the tender offer is commenced, VMware and its acquisition subsidiary will file a tender offer statement on Schedule TO and thereafter Carbon Black will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer. THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WILL CONTAIN IMPORTANT INFORMATION. CARBON BLACK STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF CARBON BLACK SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SECURITIES. The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of Carbon Black stock at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting VMware or Carbon Black. Copies of the documents filed with the SEC by Carbon Black will be available free of charge on Carbon Black internet website at investors.carbonblack.com/financial-information/sec-filings or by contacting Carbon Black’s Investor Relations Department at (617) 393-4700. Copies of the documents filed with the SEC by VMware will be available free of charge on VMware’s internet website at ir.vmware.com contacting VMware’s Investor Relations Department via email at IR@vmware.com.  In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, VMware and Carbon Black each file annual, quarterly and current reports and other information with the SEC. VMware’s and Carbon Black’s filings with the SEC are available to the public on the SEC’s website at www.sec.gov.